UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21619

Nuveen Equity Premium Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Attractive Quarterly Distributions and a Measure of Downside Protection from an Integrated Index Option and Equity Strategy

Annual Report

December 31, 2009

Nuveen Equity Premium Income Fund

JPZ

Nuveen Equity Premium Opportunity Fund

JSN

Nuveen Equity Premium Advantage Fund

JLA

Nuveen Equity Premium and Growth Fund

JPG

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Chairman's
Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2010

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium and Growth Fund (JPG)

These Funds feature portfolio management by Gateway Investment Advisers, LLC. J. Patrick Rogers and Kenneth H. Toft serve as co-portfolio managers for JSN and JLA; Patrick and Michael T. Buckius are co-portfolio managers for JPZ and JPG. Patrick joined Gateway in 1989 and is a member of its Board, President and has been Chief Executive Officer since 2006. Ken joined Gateway in 1992 and has been a Vice President and Portfolio Manager since 1997. Mike joined Gateway in 1999 and is currently Senior Vice President and Portfolio Manager. Here they talk about economic and market conditions, their management strategies and the performance of the Funds for the twelve months ended December 31, 2009.

What were the general market conditions during the twelve-month period ending December 31, 2009?

The general market conditions during this period were among the most fluctuating and challenging on record. The financial crisis that began to accelerate in the last half of 2008 was in full force by the first quarter of 2009. For the first time since the 1930s, the United States, United Kingdom, Germany and Japan experienced recessions simultaneously.

In response, the U.S. government enacted a $787 billion economic stimulus plan early in 2009, and provided additional funds for large financial institutions under the Troubled Asset Relief Program (TARP) started in 2008. The Federal Reserve Board (the "Fed") maintained a fed funds target range of zero to 0.25%, its lowest level in history. In addition, the Fed announced in March that it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. The government also took steps to prevent the collapse of the American auto industry.

By the second quarter of 2009, some positive signals began to emerge. Most major banks seemed to have raised sufficient capital to survive in the downturn, with several of them even appearing to thrive. Domestic equity markets, as measured by the S&P 500 Index, rocketed up from the lows experienced in March. Bond investors seemed more willing to hold municipal and corporate securities, causing the pricing relationships between these issues and U.S. Treasury securities to adjust toward historical norms.

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Counterbalancing these trends, the unemployment rate at year end was 10% and the general credit markets were still constricted, suggesting that the road to full recovery would not be quick or easy.

The year 2009 was an extraordinary period for both stock and option markets. During the period January 1 through March 9, 2009, the S&P 500 Index and NASDAQ-100 Index were down 24.63% and 13.68%, respectively. At year end, the S&P 500 Stock Index managed to post a positive return for 2009 of 26.46% with most major bond indexes also showing positive performance.

As one might expect in a year of such stock market extremes, volatility remained high throughout the year. The average level for the Chicago Board Options Exchange Volatility Index (the "VIX") during the year was 31.5, well-above its historical average. While the VIX is derived from S&P 500 Index option activity, its equivalent for the NASDAQ-100 Index, (the "VXN") posted a yearly average of over 31.8, a level also above its historical average.

Over this period, what key strategies were used to manage the Funds?

The core strategy employed in each Fund consists of an investment in a broadly diversified portfolio of equity securities that seeks to substantially track the price movement of a stock market index or a custom blend of stock market indexes. The primary purpose of each equity portfolio is to support the index option-based risk management strategy employed by each Fund. These strategies remained consistent in each Fund throughout the period.

For JPZ and JPG, the equity portfolio seeks to track the price movements of the Standard and Poor's (S&P) 500 Stock Index. The JSN equity portfolio is invested to replicate the price performance of a custom index consisting of 75% S&P 500 Index and 25% NASDAQ-100 Index. JLA seeks to replicate a 50/50 blend of the S&P 500 and NASDAQ-100 Indexes. JPZ, JSN and JLA actively write (sell) listed index call options against substantially all of their entire stock portfolios. JPG differs in that its index option hedging activity is applied to 80% of the value of the equity portfolio.

During this period, the Fund's Board of Trustees removed the limitation that had allowed JPZ to purchase non-US securities only from developed countries. The Fund now is allowed to hold up to 20% of its equity portfolio in U.S. dollar-denominated common stocks of non-U.S. issuers with no limitation regarding whether these non-U.S. issuers are from developed or emerging market countries. This change establishes consistent policies across all four of these Funds.

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Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

1  The S&P 500 Stock Index is an unmanaged Index generally considered representative of the U.S. stock market. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2  JSN comparative index performance is a blended return consisting of: 1) 75% of the return of the S&P 500 Stock Index, and 2) 25% of the NASDAQ-100 Index, which includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

3  JLA comparative index performance is a blended return consisting of: 1) 50% of the return of the S&P 500 Stock Index, and 2) 50% of the NASDAQ-100 Index. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

How did the Funds perform over this period?

The performance of JPZ, JSN, JLA and JPG, as well as comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value (NAV)

For periods ended 12/31/09

	One-Year	Five-Year	Since Inception*
JPZ	13.74%	1.69%	1.96%
S&P 500 Stock Index[1]	26.46%	0.42%	1.84%
JSN	16.39%	N/A	2.27%
Comparative Index[2]	32.89%	N/A	1.33%
JLA	20.21%	N/A	2.23%
Comparative Index[3]	39.55%	N/A	1.88%
JPG	14.77%	N/A	0.50%
S&P 500 Stock Index[1]	26.46%	N/A	-0.65%

* Since inception returns for JPZ are as of 10/26/04, for JSN as of 1/26/05, for JLA as of 5/25/05, and for JPG as of 11/22/05. Index returns, which are based on month end data, begin at the end of the month of the Fund's inception.

The strong equity markets over the period from March 9, 2009, to December 31, 2009, had a very positive impact on the values of the Funds' stock portfolios and their comparative equity indexes. For example, the S&P 500 Stock Index and the NASDAQ-100 Index were up 67.80% and 79.13%, respectively, during this specific time period, more than offsetting their poor performance in the first nine weeks of 2009.

As noted earlier, each of these Funds seeks to manage risk by selling index option calls covering the value of much or all of each Fund's equity holdings. This strategy provides incremental cash flow to the Funds, but also effectively limits the amount of upside potential the Funds can get from their equity holdings. In neutral or rapidly declining equity market environments, this additional cash flow may lead to opportunities for relative outperformance. However, in a market environment marked by sharply rising equity prices, as was the case in most of the past calendar year, the Funds' call option strategies may place them at a comparative performance disadvantage – as can be seen in the Funds' 2009 results.

As management fully expects the Funds to lag the equity markets during substantial market rallies, we believe investors should not lose sight of the potential risk reduction benefits provided by the Fund's index option strategies. The heightened equity market volatility in 2009 that we noted earlier resulted in continued strong cash flow from each Fund's index call option transactions. This increased cash flow served two important purposes: first, more cash was available to support the Funds' quarterly distributions, and second, the higher premiums received helped lower the overall risk profiles of the Funds. All of the Funds produced positive, double-digit returns in 2009, compared with negative performance in 2008. In particular, each Fund posted a NAV return of 5% or greater in the second, third and fourth quarters of 2009.

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Distribution and Share Price Information

The following information regarding your Fund's distributions is current as of December 31, 2009, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

JPZ reduced its quarterly distribution to shareholders once over the course of 2009. Some of the factors affecting these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each

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Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2009. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/09	JPZ	JSN	JLA	JPG
Inception date	10/26/04	1/26/05	5/25/05	11/22/05
Calendar year ended December 31, 2009:
Per share distribution:
From net investment income	$0.28	$0.22	$0.14	$0.27
From long-term capital gains	0.24	0.00	0.00	0.21
From short-term capital gains	0.00	0.00	0.00	0.00
Tax return of capital	0.77	1.12	1.18	0.64
Total per share distribution	$1.29	$1.34	$1.32	$1.12
Distribution rate on NAV	9.86%	10.08%	9.75%	8.07%
Annualized total returns:
1-Year on NAV	13.74%	16.39%	20.21%	14.77%
Since inception on NAV	1.96%	2.27%	2.23%	0.50%

Common Share Repurchases and Share Price Information

As of December 31, 2009, the Funds had cumulatively repurchased common shares as shown in the accompanying table.

Fund	Common Shares Repurchased	% of Outstanding Common Shares
JPZ	264,200	0.7%
JSN	479,300	0.7%
JLA	268,050	1.0%
JPG	224,700	1.4%

During the twelve-month reporting period, the Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Fund	Common Shares Repurchased	Weighted Average Price Per Share Repurchased	Weighted Average Discount Per Share Repurchased
JPZ	136,900	$9.36	18.71%
JSN	285,200	$9.42	19.14%
JLA	141,550	$9.50	20.16%
JPG	90,400	$9.19	20.34%

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As of December 31, 2009, the Funds' share prices were trading relative to their NAVs as shown in the accompanying table.

Fund	12/31/09 Discount	Twelve-Month Average Discount
JPZ	-0.61%	-9.92%
JSN	-0.75%	-9.80%
JLA	-3.47%	-11.51%
JPG	-5.62%	-10.98%

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Fund Snapshot

Share Price	$13.00
Net Asset Value	$13.08
Premium/(Discount) to NAV	-0.61%
Current Distribution Rate[1]	9.85%
Net Assets ($000)	$502,488

Average Annual Total Return

(Inception 10/26/04)

	On Share Price	On NAV
1-Year	35.46%	13.74%
5-Year	1.19%	1.69%
Since Inception	1.53%	1.96%

Industries

(as a % of total common stocks)

Oil, Gas & Consumable Fuels	9.6%
Pharmaceuticals	8.2%
Computers & Peripherals	4.8%
Software	4.4%
Diversified Financial Services	4.3%
Diversified Telecommunication Services	4.0%
Commercial Banks	2.8%
Industrial Conglomerates	2.8%
Communications Equipment	2.6%
Aerospace & Defense	2.6%
Semiconductors & Equipment	2.5%
Household Products	2.5%
Energy Equipment & Services	2.4%
Internet Software & Services	2.3%
Beverages	2.3%
Chemicals	2.3%
Media	2.3%
Machinery	2.2%
Food & Staples Retailing	2.2%
Specialty Retail	2.1%
Health Care Providers & Services	2.1%
Insurance	2.0%
Real Estate Investment Trust	1.9%
Multi-Utilities	1.9%
Tobacco	1.9%
Capital Markets	1.8%
Other	19.2%

JPZ

Performance

OVERVIEW

Nuveen Equity Premium Income Fund

  as of December 31, 2009

Fund Allocation (as a % of total net assets)

2008-2009 Distributions Per Share

Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

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JSN

Performance

OVERVIEW

Nuveen Equity Premium Opportunity Fund

  as of December 31, 2009

Fund Allocation (as a % of total net assets)

2008-2009 Distributions Per Share

Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

Fund Snapshot

Share Price	$13.20
Net Asset Value	$13.30
Premium/(Discount) to NAV	-0.75%
Current Distribution Rate[1]	10.18%
Net Assets ($000)	$878,321

Average Annual Total Return

(Inception 1/26/05)

	On Share Price	On NAV
1-Year	38.49%	16.39%
Since Inception	1.79%	2.27%

Industries

(as a % of total common stocks)

Computers & Peripherals	9.1%
Software	7.1%
Oil, Gas & Consumable Fuels	6.7%
Pharmaceuticals	6.0%
Communications Equipment	5.2%
Internet Software & Services	4.4%
Semiconductors & Equipment	3.8%
Biotechnology	3.3%
Diversified Financial Services	3.0%
Media	3.0%
Diversified Telecommunication Services	2.5%
Capital Markets	2.3%
Food & Staples Retailing	2.3%
Aerospace & Defense	2.1%
Commercial Banks	2.1%
Health Care Providers & Services	2.0%
Specialty Retail	1.9%
Household Products	1.9%
Energy Equipment & Services	1.9%
Machinery	1.9%
Health Care Equipment & Supplies	1.9%
Beverages	1.9%
Chemicals	1.8%
Industrial Conglomerates	1.6%
Electrical Equipment	1.5%
Other	18.8%

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Fund Snapshot

Share Price	$13.07
Net Asset Value	$13.54
Premium/(Discount) to NAV	-3.47%
Current Distribution Rate[1]	10.13%
Net Assets ($000)	$349,898

Average Annual Total Return

(Inception 5/25/05)

	On Share Price	On NAV
1-Year	41.37%	20.21%
Since Inception	1.12%	2.23%

Industries

(as a % of total common stocks)

Computers & Peripherals	11.5%
Software	9.5%
Communications Equipment	7.2%
Internet Software & Services	5.9%
Semiconductors & Equipment	5.5%
Biotechnology	4.8%
Pharmaceuticals	4.7%
Oil, Gas & Consumable Fuels	4.5%
Media	3.6%
Hotels, Restaurants & Leisure	2.2%
IT Services	2.2%
Diversified Financial Services	2.0%
Health Care Providers & Services	1.8%
Specialty Retail	1.8%
Diversified Telecommunication Services	1.8%
Internet & Catalog Retail	1.7%
Machinery	1.6%
Health Care Equipment & Supplies	1.5%
Food & Staples Retailing	1.4%
Energy Equipment & Services	1.4%
Capital Markets	1.4%
Multiline Retail	1.3%
Aerospace & Defense	1.3%
Other	19.4%

JLA

Performance

OVERVIEW

Nuveen Equity Premium Advantage Fund

  as of December 31, 2009

Fund Allocation (as a % of total net assets)

2008-2009 Distributions Per Share

Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

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JPG

Performance

OVERVIEW

Nuveen Equity Premium and Growth Fund

  as of December 31, 2009

Fund Allocation (as a % of total net assets)

2008-2009 Distributions Per Share

Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

Fund Snapshot

Share Price	$13.09
Net Asset Value	$13.87
Premium/(Discount) to NAV	-5.62%
Current Distribution Rate[1]	8.56%
Net Assets ($000)	$226,187

Average Annual Total Return

(Inception 11/22/05)

	On Share Price	On NAV
1-Year	33.63%	14.77%
Since Inception	-1.17%	0.50%

Industries

(as a % of total common stocks)

Oil, Gas & Consumable Fuels	10.2%
Pharmaceuticals	8.5%
Computers & Peripherals	4.7%
Software	4.7%
Diversified Telecommunication Services	3.9%
Diversified Financial Services	3.8%
Communications Equipment	2.9%
Industrial Conglomerates	2.8%
Semiconductors & Equipment	2.7%
Aerospace & Defense	2.7%
Capital Markets	2.7%
Household Products	2.6%
Specialty Retail	2.6%
Commercial Banks	2.6%
Machinery	2.6%
Chemicals	2.5%
Internet Software & Services	2.4%
Multi-Utilities	2.3%
Energy Equipment & Services	2.3%
Food & Staples Retailing	2.2%
Beverages	2.2%
Insurance	2.1%
Health Care Providers & Services	2.0%
Tobacco	1.9%
Real Estate Investment Trust	1.7%
Other	18.4%

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Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Equity Premium Income Fund
Nuveen Equity Premium Opportunity Fund
Nuveen Equity Premium Advantage Fund
Nuveen Equity Premium and Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Equity Premium Advantage Fund, and Nuveen Equity Premium and Growth Fund (the "Funds") at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the periods then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 25, 2010

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JPZ

Nuveen Equity Premium Income Fund

Portfolio of INVESTMENTS

  December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 98.5%
	Aerospace & Defense – 2.5%
50,389	Boeing Company	$2,727,557
87,200	Honeywell International Inc.	3,418,240
29,605	Raytheon Company	1,525,250
72,061	United Technologies Corporation	5,001,754
	Total Aerospace & Defense	12,672,801
	Air Freight & Logistics – 0.7%
64,277	United Parcel Service, Inc., Class B	3,687,571
	Airlines – 0.1%
37,484	AMR Corporation, (2)	289,751
16,213	Continental Airlines, Inc., (2)	290,537
	Total Airlines	580,288
	Auto Components – 0.1%
30,296	Cooper Tire & Rubber	607,435
	Automobiles – 0.7%
241,200	Ford Motor Company, (2)	2,412,000
41,681	Harley-Davidson, Inc.	1,050,361
	Total Automobiles	3,462,361
	Beverages – 2.3%
111,623	Coca-Cola Company	6,362,511
82,498	PepsiCo, Inc.	5,015,878
	Total Beverages	11,378,389
	Biotechnology – 1.1%
52,285	Amgen Inc., (2)	2,957,762
24,559	Celgene Corporation, (2)	1,367,445
28,599	Gilead Sciences, Inc., (2)	1,237,765
	Total Biotechnology	5,562,972
	Building Products – 0.1%
42,748	Masco Corporation	590,350
	Capital Markets – 1.8%
84,344	Charles Schwab Corporation	1,587,354
48,534	Jefferies Group, Inc., (2)	1,151,712
40,593	Legg Mason, Inc.	1,224,285
123,866	Morgan Stanley	3,666,434
38,635	Waddell & Reed Financial, Inc., Class A	1,179,913
	Total Capital Markets	8,809,698

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Chemicals – 2.2%
51,511	Dow Chemical Company	$1,423,249
106,397	E.I. Du Pont de Nemours and Company	3,582,387
28,359	Eastman Chemical Company	1,708,346
3,643	Lubrizol Corporation	265,757
23,288	Monsanto Company	1,903,794
16,700	NL Industries Inc.	115,898
53,293	Olin Corporation	933,693
63,622	RPM International, Inc.	1,293,435
	Total Chemicals	11,226,559
	Commercial Banks – 2.7%
33,724	Comerica Incorporated	997,219
30,047	HSBC Holdings PLC, Sponsored ADR	1,715,383
2,649	Toronto-Dominion Bank	166,145
177,092	U.S. Bancorp	3,986,341
257,392	Wells Fargo & Company	6,947,010
	Total Commercial Banks	13,812,098
	Commercial Services & Supplies – 0.9%
3,177	Avery Dennison Corporation	115,929
56,149	Deluxe Corporation	830,444
40,642	Pitney Bowes Inc.	925,012
21,600	R.R. Donnelley & Sons Company	481,032
24,100	Standard Register Company	122,910
59,938	Waste Management, Inc.	2,026,504
	Total Commercial Services & Supplies	4,501,831
	Communications Equipment – 2.6%
14,156	ADTRAN, Inc.	319,218
8,005	Ciena Corporation, (2)	86,774
294,113	Cisco Systems, Inc., (2)	7,041,065
11,034	JDS Uniphase Corporation, (2)	91,031
221,002	Motorola, Inc., (2)	1,714,976
77,162	QUALCOMM, Inc.	3,569,514
2,604	Research In Motion Limited, (2)	175,874
	Total Communications Equipment	12,998,452
	Computers & Peripherals – 4.7%
45,412	Apple, Inc., (2)	9,575,574
95,726	Dell Inc., (2)	1,374,625
139,379	EMC Corporation, (2)	2,434,951
78,040	International Business Machines Corporation (IBM)	10,215,436
19,534	Sun Microsystems Inc., (2)	183,034
	Total Computers & Peripherals	23,783,620
	Consumer Finance – 0.1%
42,236	Discover Financial Services	621,292
	Containers & Packaging – 0.4%
65,406	Packaging Corp. of America	1,504,992
18,902	Sonoco Products Company	552,884
	Total Containers & Packaging	2,057,876
	Distributors – 0.3%
40,469	Genuine Parts Company	1,536,203

Nuveen Investments

Shares	Description (1)	Value
	Diversified Consumer Services – 0.1%
7,623	Apollo Group, Inc., Class A, (2)	$461,801
	Diversified Financial Services – 4.2%
397,961	Bank of America Corporation	5,993,293
350,485	Citigroup Inc.	1,160,105
7,355	CME Group, Inc.	2,470,912
253,782	JPMorgan Chase & Co.	10,575,096
43,506	New York Stock Exchange Euronext	1,100,702
	Total Diversified Financial Services	21,300,108
	Diversified Telecommunication Services – 4.0%
436,072	AT&T Inc.	12,223,098
206,568	Frontier Communications Corporation	1,613,296
176,286	Verizon Communications Inc.	5,840,355
20,804	Windstream Corporation	228,636
	Total Diversified Telecommunication Services	19,905,385
	Electric Utilities – 1.5%
3,600	DPL Inc.	99,360
131,100	Duke Energy Corporation	2,256,231
27,323	Great Plains Energy Incorporated	529,793
80,800	Pepco Holdings, Inc.	1,361,480
33,445	Progress Energy, Inc.	1,371,579
58,348	Southern Company	1,944,155
	Total Electric Utilities	7,562,598
	Electrical Equipment – 1.0%
101,834	Emerson Electric Company	4,338,128
15,759	Rockwell Automation, Inc.	740,358
	Total Electrical Equipment	5,078,486
	Electronic Equipment & Instruments – 0.5%
126,298	Corning Incorporated	2,438,814
	Energy Equipment & Services – 2.4%
8,007	Diamond Offshore Drilling, Inc.	788,049
21,795	ENSCO International PLC, Sponsored ADR	870,492
110,699	Halliburton Company	3,330,933
7,759	Patterson-UTI Energy, Inc.	119,101
77,722	Schlumberger Limited	5,058,925
18,335	Smith International, Inc.	498,162
28,716	Tidewater Inc.	1,376,932
	Total Energy Equipment & Services	12,042,594
	Food & Staples Retailing – 2.1%
120,113	CVS Caremark Corporation	3,868,840
38,696	SUPERVALU INC.	491,826
118,097	Wal-Mart Stores, Inc.	6,312,285
	Total Food & Staples Retailing	10,672,951
	Food Products – 0.9%
149,138	Kraft Foods Inc., Class A	4,053,571
57,000	Sara Lee Corporation	694,260
	Total Food Products	4,747,831

Nuveen Investments

JPZ

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value

	Gas Utilities – 0.9%
14,837	AGL Resources Inc.	$541,105
28,666	Atmos Energy Corporation	842,780
22,995	National Fuel Gas Company	1,149,750
25,417	Nicor Inc.	1,070,056
24,793	ONEOK, Inc.	1,105,024
	Total Gas Utilities	4,708,715
	Health Care Equipment & Supplies – 1.0%
12,338	Hologic Inc., (2)	178,901
3,518	Intuitive Surgical, Inc., (2)	1,067,080
81,113	Medtronic, Inc.	3,567,350
	Total Health Care Equipment & Supplies	4,813,331
	Health Care Providers & Services – 2.1%
6,901	Brookdale Senior Living Inc., (2)	125,529
15,450	Coventry Health Care, Inc., (2)	375,281
20,000	Express Scripts, Inc., (2)	1,729,000
4,681	Henry Schein Inc., (2)	246,221
47,893	Kindred Healthcare Inc., (2)	884,105
32,615	Medco Health Solutions, Inc., (2)	2,084,425
100,410	UnitedHealth Group Incorporated	3,060,497
31,168	Wellpoint Inc., (2)	1,816,783
	Total Health Care Providers & Services	10,321,841
	Health Care Technology – 0.0%
57	Cerner Corporation, (2)	4,699
	Hotels, Restaurants & Leisure – 1.3%
17,800	Carnival Corporation, (2)	564,082
42,761	International Game Technology	802,624
2,272	Interval Leisure Group Inc., (2)	28,332
82,848	McDonald's Corporation	5,173,029
	Total Hotels, Restaurants & Leisure	6,568,067
	Household Durables – 1.2%
11,075	Black & Decker Corporation	717,992
13,597	Garmin Limited	417,428
106,577	Newell Rubbermaid Inc.	1,599,721
28,297	Tupperware Corporation	1,317,791
21,465	Whirlpool Corporation	1,731,367
	Total Household Durables	5,784,299
	Household Products – 2.4%
24,130	Colgate-Palmolive Company	1,982,280
14,760	Kimberly-Clark Corporation	940,360
152,826	Procter & Gamble Company	9,265,840
	Total Household Products	12,188,480
	Industrial Conglomerates – 2.7%
24,463	3M Co.	2,022,356
765,378	General Electric Company	11,580,169
57	Siemens AG, Sponsored ADR	5,227
	Total Industrial Conglomerates	13,607,752

Nuveen Investments

Shares	Description (1)	Value
	Insurance – 2.0%
58,427	Allstate Corporation	$1,755,147
11,874	Arthur J. Gallagher & Co.	267,284
46,985	Fidelity National Financial Inc., Class A	632,418
21,200	Hartford Financial Services Group, Inc.	493,112
76,562	Lincoln National Corporation	1,904,863
72,500	Marsh & McLennan Companies, Inc.	1,600,800
42,977	Travelers Companies, Inc.	2,142,833
52,700	Unitrin, Inc.	1,162,035
	Total Insurance	9,958,492
	Internet & Catalog Retail – 0.7%
19,491	Amazon.com, Inc., (2)	2,621,929
3,103	HSN, Inc., (2)	62,650
2,978	Priceline.com Incorporated, (2)	650,693
	Total Internet & Catalog Retail	3,335,272
	Internet Software & Services – 2.3%
14,527	Akamai Technologies, Inc., (2)	367,969
63,227	eBay Inc., (2)	1,488,364
11,917	Google Inc., Class A, (2)	7,388,302
44,605	United Online, Inc.	320,710
5,616	ValueClick, Inc., (2)	56,834
25,228	VeriSign, Inc., (2)	611,527
78,773	Yahoo! Inc., (2)	1,321,811
	Total Internet Software & Services	11,555,517
	IT Services – 1.3%
4,000	Accenture PLC, Class A	166,000
37,471	Automatic Data Processing, Inc.	1,604,508
21,368	Cognizant Technology Solutions Corporation, Class A, (2)	967,970
23,364	Fidelity National Information Services	547,652
3,197	Lender Processing Services Inc.	129,990
6,331	MasterCard, Inc.	1,620,609
36,134	Paychex, Inc.	1,107,146
2,733	Visa Inc.	239,028
	Total IT Services	6,382,903
	Leisure Equipment & Products – 0.2%
39,513	Eastman Kodak Company, (2)	166,745
11,848	Polaris Industries Inc.	516,928
	Total Leisure Equipment & Products	683,673
	Machinery – 2.2%
38,388	Caterpillar Inc.	2,187,732
26,953	Cummins Inc.	1,236,065
28,819	Deere & Company	1,558,820
13,600	Graco Inc.	388,552
35,099	Ingersoll Rand PLC	1,254,438
18,030	Parker Hannifin Corporation	971,456
11,767	Snap-on Incorporated	497,273
25,530	SPX Corporation	1,396,491
24,994	Stanley Works	1,287,441
12,000	Timken Company	284,520
	Total Machinery	11,062,788

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Media – 2.2%
60,282	CBS Corporation, Class B	$846,962
139,536	Comcast Corporation, Class A	2,352,577
39,613	New York Times, Class A, (2)	489,617
35,396	Omnicom Group, Inc.	1,385,753
114,479	Regal Entertainment Group, Class A	1,653,077
138,485	Walt Disney Company	4,466,141
	Total Media	11,194,127
	Metals & Mining – 0.7%
73,484	Alcoa Inc.	1,184,562
27,262	Nucor Corporation	1,271,772
35,874	Southern Copper Corporation	1,180,613
	Total Metals & Mining	3,636,947
	Multiline Retail – 1.1%
7	Dollar Tree Stores Inc., (2)	338
4,000	Family Dollar Stores, Inc.	111,320
41,402	Macy's Inc.	693,898
53,725	Nordstrom, Inc.	2,018,986
8,076	Sears Holding Corporation, (2)	673,942
41,376	Target Corporation	2,001,357
	Total Multiline Retail	5,499,841
	Multi-Utilities – 1.9%
40,360	Ameren Corporation	1,128,062
35,279	Consolidated Edison, Inc.	1,602,725
71,595	Integrys Energy Group, Inc.	3,006,274
15,861	Northwestern Corporation	412,703
32,717	OGE Energy Corp.	1,206,930
66,981	Public Service Enterprise Group Incorporated	2,227,118
	Total Multi-Utilities	9,583,812
	Oil, Gas & Consumable Fuels – 9.5%
12,670	BP PLC, Sponsored ADR	734,480
9,051	Cenovus Energy Inc.	228,085
122,951	Chevron Corporation	9,465,997
99,438	ConocoPhillips	5,078,299
46,182	CONSOL Energy Inc.	2,299,864
27,271	Continental Resources Inc., (2)	1,169,653
9,051	EnCana Corporation	293,162
40,461	EOG Resources, Inc.	3,936,855
255,872	Exxon Mobil Corporation	17,447,912
53,857	Occidental Petroleum Corporation	4,381,267
7,724	Suncor Energy, Inc.	272,734
11,645	Total SA, Sponsored ADR	745,746
92,575	Valero Energy Corporation	1,550,631
	Total Oil, Gas & Consumable Fuels	47,604,685
	Paper & Forest Products – 0.3%
34,387	Weyerhaeuser Company	1,483,455
	Pharmaceuticals – 8.1%
104,481	Abbott Laboratories	5,640,929
153,129	Bristol-Myers Squibb Company	3,866,507
62,495	Eli Lilly and Company	2,231,696
7,833	GlaxoSmithKline PLC, Sponsored ADR	330,944
159,657	Johnson & Johnson	10,283,507

Nuveen Investments

Shares	Description (1)	Value
	Pharmaceuticals (continued)
222,394	Merck & Company Inc.	$8,126,277
2,492	Novartis AG, Sponsored ADR	135,640
505,369	Pfizer Inc.	9,192,662
18,021	Sanofi-Aventis, Sponsored ADR	707,685
	Total Pharmaceuticals	40,515,847
	Professional Services – 0.2%
3,665	Manpower Inc.	200,036
20,209	Resources Connection, Inc., (2)	428,835
	Total Professional Services	628,871
	Real Estate Investment Trust – 1.9%
46,493	Brandywine Realty Trust	530,020
54,183	CapLease Inc.	237,322
32,157	Health Care REIT, Inc.	1,425,198
49,625	Healthcare Realty Trust, Inc.	1,064,953
45,684	Hospitality Properties Trust	1,083,168
116,913	HRPT Properties Trust	756,427
88,469	Lexington Corporate Properties Trust	537,892
30,821	Liberty Property Trust	986,580
17,263	Medical Properties Trust Inc.	172,630
42,355	Nationwide Health Properties, Inc.	1,490,049
30,300	Senior Housing Properties Trust	662,661
11,215	Sun Communities Inc.	221,496
61,650	U-Store-It Trust	451,278
	Total Real Estate Investment Trust	9,619,674
	Road & Rail – 0.9%
18,000	Burlington Northern Santa Fe Corporation	1,775,160
18,105	Norfolk Southern Corporation	949,064
28,097	Union Pacific Corporation	1,795,398
	Total Road & Rail	4,519,622
	Semiconductors & Equipment – 2.5%
27,457	Analog Devices, Inc.	867,092
103,121	Applied Materials, Inc.	1,437,507
21,444	Broadcom Corporation, Class A, (2)	674,414
279,836	Intel Corporation	5,708,654
12,846	Intersil Holding Corporation, Class A	197,058
6,596	Lam Research Corporation, (2)	258,629
24,226	Microchip Technology Incorporated	704,008
24,800	National Semiconductor Corporation	380,928
33,221	NVIDIA Corporation, (2)	620,568
67,000	Texas Instruments Incorporated	1,746,020
	Total Semiconductors & Equipment	12,594,878
	Software – 4.3%
34,641	Adobe Systems Incorporated, (2)	1,274,096
18,119	Autodesk, Inc., (2)	460,404
3,113	McAfee Inc., (2)	126,294
432,556	Microsoft Corporation	13,188,632
232,161	Oracle Corporation	5,697,231
12,400	Salesforce.com, Inc., (2)	914,748
3,000	Sybase, Inc., (2)	130,200
	Total Software	21,791,605

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Specialty Retail – 2.1%
26,963	Abercrombie & Fitch Co., Class A	$939,661
46,762	American Eagle Outfitters, Inc.	794,019
34,498	Best Buy Co., Inc.	1,361,291
108,836	Home Depot, Inc.	3,148,625
51,450	Limited Brands, Inc.	989,898
85,724	Lowe's Companies, Inc.	2,005,084
236	Ross Stores, Inc.	10,080
10,866	Tiffany & Co.	467,238
25,162	TJX Companies, Inc.	919,671
	Total Specialty Retail	10,635,567
	Textiles, Apparel & Luxury Goods – 0.4%
7,159	Cherokee Inc.	127,573
24,144	VF Corporation	1,768,307
	Total Textiles, Apparel & Luxury Goods	1,895,880
	Thrifts & Mortgage Finance – 0.2%
60,610	New York Community Bancorp, Inc.	879,451
38,788	TrustCo Bank Corporation NY	244,364
	Total Thrifts & Mortgage Finance	1,123,815
	Tobacco – 1.9%
172,535	Altria Group, Inc.	3,386,862
111,542	Philip Morris International	5,375,209
10,734	Reynolds American Inc.	568,580
1	Vector Group Ltd.	14
	Total Tobacco	9,330,665
	Wireless Telecommunication Services – 0.0%
5,500	USA Mobility Inc., (2)	60,555
	Total Common Stocks (cost $467,271,580)	494,796,039

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.3%
$21,779	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009, repurchase price $21,778,714, collateralized by $22,300,000 U.S. Treasury Notes, 1.000%, due 12/31/11, value $22,216,375	0.000%	1/04/10	$21,778,714
	Total Short-Term Investments (cost $21,778,714)			21,778,714
	Total Investments (cost $489,050,294) - 102.8%			516,574,753

Nuveen Investments

Number of Contracts	Type	Notional Amount (3)	Expiration Date	Strike Price	Value
	Call Options Written – (3.0)% (4)
(536)	S&P 500 Index	$(57,620,000)	1/16/10	$1,075	$(2,393,240)
(1,091)	S&P 500 Index	(120,010,000)	1/16/10	1,100	(2,689,315)
(596)	S&P 500 Index	(67,050,000)	1/16/10	1,125	(601,960)
(565)	S&P 500 Index	(60,737,500)	2/20/10	1,075	(3,166,825)
(493)	S&P 500 Index	(54,230,000)	2/20/10	1,100	(1,915,305)
(599)	S&P 500 Index	(67,387,500)	2/20/10	1,125	(1,470,545)
(537)	S&P 500 Index	(59,070,000)	3/20/10	1,100	(2,628,615)
(4,417)	Total Call Options Written (premiums received $17,520,638)	(486,105,000)			(14,865,805)
	Other Assets Less Liabilities - 0.2%				779,155
	Net Assets – 100%				$502,488,103

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (4)  The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund

Portfolio of INVESTMENTS

  December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 100.0%
	Aerospace & Defense – 2.1%
70,878	Boeing Company	$3,836,626
94,676	Honeywell International Inc.	3,711,299
25,011	Lockheed Martin Corporation	1,884,579
42,538	Northrop Grumman Corporation	2,375,747
40,920	Raytheon Company	2,108,198
66,996	United Technologies Corporation	4,650,192
	Total Aerospace & Defense	18,566,641
	Air Freight & Logistics – 0.7%
114,489	United Parcel Service, Inc., Class B	6,568,234
	Airlines – 0.2%
198,259	AMR Corporation, (2)	1,532,542
	Auto Components – 0.3%
127,177	Gentex Corporation	2,270,109
	Automobiles – 0.1%
33,442	Harley-Davidson, Inc.	842,738
	Beverages – 1.9%
169,649	Coca-Cola Company	9,669,993
108,519	PepsiCo, Inc.	6,597,955
	Total Beverages	16,267,948
	Biotechnology – 3.3%
156,912	Amgen Inc., (2)	8,876,512
88,602	Biogen Idec Inc., (2)	4,740,207
115,525	Celgene Corporation, (2)	6,432,432
207,199	Gilead Sciences, Inc., (2)	8,967,573
	Total Biotechnology	29,016,724
	Capital Markets – 2.3%
160,445	Charles Schwab Corporation	3,019,575
48,725	Eaton Vance Corporation	1,481,727
42,925	Goldman Sachs Group, Inc.	7,247,457
41,872	Legg Mason, Inc.	1,262,860
147,710	Morgan Stanley	4,372,216
21,416	UBS AG, (2)	332,162
93,004	Waddell & Reed Financial, Inc., Class A	2,840,342
	Total Capital Markets	20,556,339
	Chemicals – 1.8%
65,505	Dow Chemical Company	1,809,903
62,480	E.I. Du Pont de Nemours and Company	2,103,702
38,681	Eastman Chemical Company	2,330,143
22,596	Lubrizol Corporation	1,648,378

Nuveen Investments

Shares	Description (1)	Value
	Chemicals – (continued)
53,297	Monsanto Company	$4,357,030
3,435	Potash Corporation of Saskatchewan	372,698
147,794	RPM International, Inc.	3,004,652
	Total Chemicals	15,626,506
	Commercial Banks – 2.1%
65,480	Fifth Third Bancorp.	638,430
81,436	First Horizon National Corporation, (2)	1,091,245
10,835	HSBC Holdings PLC, Sponsored ADR	618,570
4,932	Huntington BancShares Inc.	18,002
6	Lloyds Banking Group PLC, Sponsored ADR	20
43,429	Toronto-Dominion Bank	2,723,867
257,513	U.S. Bancorp	5,796,618
284,376	Wells Fargo & Company	7,675,308
	Total Commercial Banks	18,562,060
	Commercial Services & Supplies – 0.6%
82,318	Deluxe Corporation	1,217,483
50,737	R.R. Donnelley & Sons Company	1,129,913
94,954	Waste Management, Inc.	3,210,395
	Total Commercial Services & Supplies	5,557,791
	Communications Equipment – 5.2%
62,645	ADTRAN, Inc.	1,412,645
706,126	Cisco Systems, Inc., (2)	16,904,656
47,138	Harris Corporation	2,241,412
13,861	Harris Stratex Networks, Inc., (2)	95,780
76,265	Motorola, Inc., (2)	591,816
379,861	QUALCOMM, Inc.	17,572,370
97,622	Research In Motion Limited, (2)	6,593,390
	Total Communications Equipment	45,412,069
	Computers & Peripherals – 9.1%
237,609	Apple, Inc., (2)	50,102,234
248,015	Dell Inc., (2)	3,561,495
194,966	EMC Corporation, (2)	3,406,056
186,693	Hewlett-Packard Company	9,616,556
86,502	International Business Machines Corporation (IBM)	11,323,112
56,024	Network Appliance Inc., (2)	1,926,665
	Total Computers & Peripherals	79,936,118
	Consumer Finance – 0.5%
71,246	American Express Company	2,886,888
72,637	Discover Financial Services	1,068,490
77,393	SLM Corporation, (2)	872,219
	Total Consumer Finance	4,827,597
	Containers & Packaging – 0.5%
135,141	Packaging Corp. of America	3,109,594
51,379	Sonoco Products Company	1,502,836
	Total Containers & Packaging	4,612,430
	Distributors – 0.2%
56,314	Genuine Parts Company	2,137,679

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Diversified Consumer Services – 0.1%
35,953	Hillenbrand Inc.	$677,355
	Diversified Financial Services – 3.0%
507,992	Bank of America Corporation	7,650,360
330,281	Citigroup Inc.	1,093,230
11,202	CME Group, Inc.	3,763,312
126,855	ING Groep N.V, Sponsored ADR, (2)	1,244,448
304,132	JPMorgan Chase & Co.	12,673,180
	Total Diversified Financial Services	26,424,530
	Diversified Telecommunication Services – 2.6%
562,823	AT&T Inc.	15,775,929
183,495	Verizon Communications Inc.	6,079,189
24,888	Vimpel Communiations, Sponsored ADR, (2)	462,668
	Total Diversified Telecommunication Services	22,317,786
	Electric Utilities – 1.2%
116,760	Companhia Energetica de Minas Gerais, Sponsored ADR	2,108,686
188,071	Duke Energy Corporation	3,236,702
112,676	Great Plains Energy Incorporated	2,184,788
129,707	Pepco Holdings, Inc.	2,185,563
30,156	Pinnacle West Capital Corporation	1,103,106
	Total Electric Utilities	10,818,845
	Electrical Equipment – 1.5%
48,340	Cooper Industries PLC	2,061,218
124,855	Emerson Electric Company	5,318,823
9,506	First Solar Inc., (2)	1,287,112
11,850	Hubbell Incorporated, Class B	560,505
34,902	Rockwell Automation, Inc.	1,639,696
50,042	Roper Industries Inc.	2,620,700
	Total Electrical Equipment	13,488,054
	Electronic Equipment & Instruments – 0.4%
171,994	Corning Incorporated	3,321,204
	Energy Equipment & Services – 1.9%
29,803	Diamond Offshore Drilling, Inc.	2,933,211
37,054	ENSCO International PLC, Sponsored ADR	1,479,937
172,289	Halliburton Company	5,184,176
54,938	Patterson-UTI Energy, Inc.	843,298
84,735	Schlumberger Limited	5,515,401
17,510	Tidewater Inc.	839,605
	Total Energy Equipment & Services	16,795,628
	Food & Staples Retailing – 2.3%
141,214	CVS Caremark Corporation	4,548,503
95,788	Kroger Co.	1,966,528
38,974	SUPERVALU INC.	495,360
82,820	Walgreen Co.	3,041,150
183,764	Wal-Mart Stores, Inc.	9,822,186
	Total Food & Staples Retailing	19,873,727
	Food Products – 0.6%
157,444	Kraft Foods Inc.	4,279,328
110,972	Sara Lee Corporation	1,351,639
	Total Food Products	5,630,967

Nuveen Investments

Shares	Description (1)	Value
	Gas Utilities – 1.4%
23,164	AGL Resources Inc.	$844,791
100,700	Atmos Energy Corporation	2,960,580
78,051	National Fuel Gas Company	3,902,550
62,725	Nicor Inc.	2,640,723
50,438	ONEOK, Inc.	2,248,022
	Total Gas Utilities	12,596,666
	Health Care Equipment & Supplies – 1.9%
78,972	Baxter International, Inc.	4,634,077
36,821	Hill Rom Holdings Inc.	883,336
151,838	Hologic Inc., (2)	2,201,651
12,205	Intuitive Surgical, Inc., (2)	3,702,021
115,199	Medtronic, Inc.	5,066,452
	Total Health Care Equipment & Supplies	16,487,537
	Health Care Providers & Services – 2.0%
54,967	Aetna Inc.	1,742,454
92,193	Brookdale Senior Living Inc., (2)	1,676,991
26,104	Coventry Health Care, Inc., (2)	634,066
73,466	Express Scripts, Inc., (2)	6,351,136
113,816	UnitedHealth Group Incorporated	3,469,112
59,815	Wellpoint Inc., (2)	3,486,616
	Total Health Care Providers & Services	17,360,375
	Hotels, Restaurants & Leisure – 1.2%
52,405	International Game Technology	983,642
5,770	Interval Leisure Group Inc., (2)	71,952
115,284	McDonald's Corporation	7,198,333
29,149	Starwood Hotels & Resorts Worldwide, Inc.	1,065,979
27,090	Wynn Resorts Ltd, (2)	1,577,451
	Total Hotels, Restaurants & Leisure	10,897,357
	Household Durables – 0.7%
97,917	KB Home	1,339,505
159,689	Newell Rubbermaid Inc.	2,396,932
30,951	Whirlpool Corporation	2,496,508
	Total Household Durables	6,232,945
	Household Products – 1.9%
43,900	Colgate-Palmolive Company	3,606,385
217,653	Procter & Gamble Company	13,196,301
	Total Household Products	16,802,686
	Industrial Conglomerates – 1.6%
16,948	3M Co.	1,401,091
850,242	General Electric Company	12,864,161
	Total Industrial Conglomerates	14,265,252
	Insurance – 0.8%
51,073	Allstate Corporation	1,534,233
1,141	American International Group, (2)	34,207
26,066	Arthur J. Gallagher & Co.	586,746
189,397	Fidelity National Financial Inc., Class A	2,549,284
104,546	Marsh & McLennan Companies, Inc.	2,308,376
719	Mercury General Corporation	28,228
13,952	Unitrin, Inc.	307,642
	Total Insurance	7,348,716

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Internet & Catalog Retail – 1.1%
68,270	Amazon.com, Inc., (2)	$9,183,680
13,070	HSN, Inc., (2)	263,883
	Total Internet & Catalog Retail	9,447,563
	Internet Software & Services – 4.4%
39,986	Akamai Technologies, Inc., (2)	1,012,845
4,183	Baidu.com, Inc., Sponsored ADR, (2)	1,720,175
84,843	Earthlink, Inc.	705,045
225,183	eBay Inc., (2)	5,300,808
36,735	Google Inc., Class A, (2)	22,774,965
32,976	IAC/InterActiveCorp., (2)	675,348
82,243	United Online, Inc.	591,327
87,135	VeriSign, Inc., (2)	2,112,152
213,551	Yahoo! Inc., (2)	3,583,386
	Total Internet Software & Services	38,476,051
	IT Services – 1.1%
115,399	Automatic Data Processing, Inc.	4,941,385
46,298	Fidelity National Information Services	1,085,225
14,762	Lender Processing Services Inc.	600,223
103,282	Paychex, Inc.	3,164,560
	Total IT Services	9,791,393
	Leisure Equipment & Products – 0.3%
77,989	Mattel, Inc.	1,558,220
14,833	Polaris Industries Inc.	647,164
	Total Leisure Equipment & Products	2,205,384
	Machinery – 1.9%
79,090	Caterpillar Inc.	4,507,339
25,779	Deere & Company	1,394,386
53,108	Graco Inc.	1,517,296
27,670	Joy Global Inc.	1,427,495
72,194	SPX Corporation	3,949,012
41,264	Stanley Works	2,125,509
67,275	Timken Company	1,595,090
	Total Machinery	16,516,127
	Marine – 0.0%
31,233	Eagle Bulk Shipping Inc., (2)	154,603
	Media – 3.0%
412,987	Comcast Corporation, Special Class A	6,611,922
101,917	New York Times, Class A, (2)	1,259,694
309,975	News Corporation, Class A	4,243,558
63,343	Omnicom Group, Inc.	2,479,878
134,901	Regal Entertainment Group, Class A	1,947,970
535,542	Sirius XM Radio Inc., (2)	321,325
66,010	Viacom Inc., Class B, (2)	1,962,477
203,844	Walt Disney Company	6,573,969
159,513	Warner Music Group Corporation, (2)	902,844
	Total Media	26,303,637
	Metals & Mining – 0.6%
85,534	Alcoa Inc.	1,378,808
117,464	Southern Copper Corporation	3,865,740
	Total Metals & Mining	5,244,548

Nuveen Investments

Shares	Description (1)	Value
	Multiline Retail – 1.3%
58,848	Macy's Inc.	$986,292
61,629	Nordstrom, Inc.	2,316,018
47,473	Sears Holding Corporation, (2)	3,961,622
85,972	Target Corporation	4,158,466
	Total Multiline Retail	11,422,398
	Multi-Utilities – 0.8%
62,041	Ameren Corporation	1,734,046
57,468	OGE Energy Corp.	2,119,995
96,709	Public Service Enterprise Group Incorporated	3,215,574
	Total Multi-Utilities	7,069,615
	Oil, Gas & Consumable Fuels – 6.7%
174,419	Chevron Corporation	13,428,519
2,747	CNOOC Limited, Sponsored ADR	427,021
115,719	ConocoPhillips	5,909,769
962	Delta Petroleum Corporation, (2)	1,000
369,885	Exxon Mobil Corporation	25,222,458
20,868	Hess Corporation	1,262,514
53,377	Occidental Petroleum Corporation	4,342,219
5,467	PetroChina Company Limited, Sponsored ADR	650,354
15,980	Royal Dutch Shell PLC, Class A, Sponsored ADR	960,558
99,339	SandRidge Energy Inc., (2)	936,767
39,133	StatoilHydro ASA, Sponsored ADR	974,803
16,037	Suncor Energy, Inc.	566,266
96,561	XTO Energy, Inc.	4,492,983
	Total Oil, Gas & Consumable Fuels	59,175,231
	Pharmaceuticals – 6.0%
143,154	Abbott Laboratories	7,728,884
144,095	Bristol-Myers Squibb Company	3,638,399
93,944	Eli Lilly and Company	3,354,740
12,316	GlaxoSmithKline PLC, Sponsored ADR	520,351
187,077	Johnson & Johnson	12,049,630
331,786	Merck & Company Inc.	12,123,460
708,333	Pfizer Inc.	12,884,577
	Total Pharmaceuticals	52,300,041
	Professional Services – 0.6%
22,298	Corporate Executive Board Company	508,840
56,869	Manpower Inc.	3,103,910
75,337	Resources Connection, Inc., (2)	1,598,651
	Total Professional Services	5,211,401
	Real Estate Investment Trust – 1.4%
66,093	Apartment Investment & Management Company, Class A	1,052,201
69,975	Brandywine Realty Trust	797,715
34,687	CBL & Associates Properties Inc.	335,423
114,294	DCT Industrial Trust Inc.	573,756
2,779	Developers Diversified Realty Corporation	25,734
50,512	Health Care REIT, Inc.	2,238,692
100,726	Lexington Corporate Properties Trust	612,414
47,270	Liberty Property Trust	1,513,113
106,216	Nationwide Health Properties, Inc.	3,736,679
136,993	U-Store-It Trust	1,002,789
	Total Real Estate Investment Trust	11,888,516

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Road & Rail – 0.4%
48,833	Union Pacific Corporation	$3,120,429
	Semiconductors & Equipment – 3.8%
94,823	Altera Corporation	2,145,844
75,732	Analog Devices, Inc.	2,391,617
249,727	Applied Materials, Inc.	3,481,194
115,352	Broadcom Corporation, Class A, (2)	3,627,820
598,003	Intel Corporation	12,199,261
27,560	Intersil Holding Corporation, Class A	422,770
79,053	Linear Technology Corporation	2,414,279
114,725	National Semiconductor Corporation	1,762,176
174,343	Texas Instruments Incorporated	4,543,379
	Total Semiconductors & Equipment	32,988,340
	Software – 7.1%
332,861	Activision Blizzard Inc., (2)	3,698,086
170,391	Adobe Systems Incorporated, (2)	6,266,981
79,049	Autodesk, Inc., (2)	2,008,635
56,026	McAfee Inc., (2)	2,272,975
1,034,480	Microsoft Corporation	31,541,295
691,143	Oracle Corporation	16,960,649
	Total Software	62,748,621
	Specialty Retail – 1.9%
21,735	Abercrombie & Fitch Co., Class A	757,465
59,432	American Eagle Outfitters, Inc.	1,009,155
74,644	Best Buy Co., Inc.	2,945,452
70,360	CarMax, Inc., (2)	1,706,230
84,658	Gap, Inc.	1,773,585
124,349	Home Depot, Inc.	3,597,417
113,332	Limited Brands, Inc.	2,180,508
131,571	Lowe's Companies, Inc.	3,077,446
	Total Specialty Retail	17,047,258
	Thrifts & Mortgage Finance – 0.3%
181,553	New York Community Bancorp, Inc.	2,634,334
2,011	Tree.com Inc., (2)	18,401
	Total Thrifts & Mortgage Finance	2,652,735
	Tobacco – 1.1%
5,906	Altria Group, Inc.	115,935
175,016	Philip Morris International	8,434,021
18,755	Reynolds American Inc.	993,452
	Total Tobacco	9,543,408
	Wireless Telecommunication Services – 0.2%
30,476	China Mobile Hong Kong Limited, Sponsored ADR	1,415,001
	Total Common Stocks (cost $777,966,573)	878,355,455

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.7%
$32,537	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009, repurchase price $32,537,481, collateralized by $33,315,000 U.S. Treasury Notes, 1.000%, due 12/31/11, value $33,190,069	0.000%	1/04/10	$32,537,481
	Total Short-Term Investments (cost $32,537,481)			32,537,481
	Total Investments (cost $810,504,054) – 103.7%			910,892,936

Number of Contracts	Type	Notional Amount (3)	Expiration Date	Strike Price	Value
	Call Options Written – (3.8)% (4)
(803)	Mini-NDX 100 Index	$(14,052,500)	1/16/10	$175.0	$(981,668)
(804)	Mini-NDX 100 Index	(14,271,000)	1/16/10	177.5	(797,970)
(612)	Mini-NDX 100 Index	(11,016,000)	1/16/10	180.0	(469,710)
(614)	Mini-NDX 100 Index	(10,745,000)	2/20/10	175.0	(845,785)
(1,365)	Mini-NDX 100 Index	(24,228,750)	2/20/10	177.5	(1,600,462)
(703)	Mini-NDX 100 Index	(12,654,000)	2/20/10	180.0	(690,698)
(800)	Mini-NDX 100 Index	(14,400,000)	3/20/10	180.0	(914,000)
(106)	NASDAQ 100 Index	(18,550,000)	1/16/10	1,750.0	(1,297,970)
(105)	NASDAQ 100 Index	(18,637,500)	1/16/10	1,775.0	(1,041,075)
(89)	NASDAQ 100 Index	(16,020,000)	1/16/10	1,800.0	(684,410)
(89)	NASDAQ 100 Index	(15,575,000)	2/20/10	1,750.0	(1,226,865)
(104)	NASDAQ 100 Index	(18,460,000)	2/20/10	1,775.0	(1,223,040)
(84)	NASDAQ 100 Index	(15,120,000)	2/20/10	1,800.0	(826,980)
(53)	NASDAQ 100 Index	(9,540,000)	3/20/10	1,800.0	(606,585)
(729)	S&P 500 Index	(78,367,500)	1/16/10	1,075.0	(3,254,985)
(1,415)	S&P 500 Index	(155,650,000)	1/16/10	1,100.0	(3,487,975)
(740)	S&P 500 Index	(83,250,000)	1/16/10	1,125.0	(747,400)
(762)	S&P 500 Index	(81,915,000)	2/20/10	1,075.0	(4,271,010)
(638)	S&P 500 Index	(70,180,000)	2/20/10	1,100.0	(2,478,630)
(818)	S&P 500 Index	(92,025,000)	2/20/10	1,125.0	(2,008,190)
(729)	S&P 500 Index	(80,190,000)	3/20/10	1,100.0	(3,568,455)
(12,162)	Total Call Options Written (premiums received $32,461,956)	(854,847,250)			(33,023,863)
	Other Assets Less Liabilities – 0.1%				452,386
	Net Assets – 100%				$878,321,459

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (4)  The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund

Portfolio of INVESTMENTS

  December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 101.4%
	Aerospace & Defense – 1.3%
25,265	Boeing Company	$1,367,594
33,749	Honeywell International Inc.	1,322,961
27,245	United Technologies Corporation	1,891,075
	Total Aerospace & Defense	4,581,630
	Air Freight & Logistics – 0.7%
44,697	United Parcel Service, Inc., Class B	2,564,267
	Airlines – 0.3%
25,270	Delta Air Lines, Inc., (2)	287,573
27,885	Lan Airlines S.A., Sponsored ADR	464,843
41,213	Southwest Airlines Co.	471,065
	Total Airlines	1,223,481
	Auto Components – 0.5%
9,896	American Axle and Manufacturing Holdings Inc.	79,366
28,366	Cooper Tire & Rubber	568,738
61,381	Gentex Corporation	1,095,651
	Total Auto Components	1,743,755
	Automobiles – 0.4%
119,221	Ford Motor Company, (2)	1,192,210
14,231	Harley-Davidson, Inc.	358,621
	Total Automobiles	1,550,831
	Beverages – 1.2%
38,620	Coca-Cola Company	2,201,340
30,352	PepsiCo, Inc.	1,845,402
	Total Beverages	4,046,742
	Biotechnology – 4.8%
77,192	Amgen Inc., (2)	4,366,751
70,399	Celgene Corporation, (2)	3,919,816
13,300	Cephalon, Inc., (2)	830,053
48,444	Genzyme Corporation, (2)	2,374,240
125,299	Gilead Sciences, Inc., (2)	5,422,941
	Total Biotechnology	16,913,801
	Capital Markets – 1.4%
27,074	Bank of New York Company, Inc.	757,260
48,261	Charles Schwab Corporation	908,272
9,607	Goldman Sachs Group, Inc.	1,622,046
34,070	Morgan Stanley	1,008,472
17,346	Waddell & Reed Financial, Inc., Class A	529,747
	Total Capital Markets	4,825,797

Nuveen Investments

Shares	Description (1)	Value
	Chemicals – 1.0%
32,606	Dow Chemical Company	$900,904
37,340	E.I. Du Pont de Nemours and Company	1,257,238
16,158	Monsanto Company	1,320,917
	Total Chemicals	3,479,059
	Commercial Banks – 1.2%
31,331	FirstMerit Corporation	631,006
15,775	Lloyds Banking Group PLC, Sponsored ADR	51,584
7,538	Toronto-Dominion Bank	472,783
63,404	U.S. Bancorp	1,427,224
57,557	Wells Fargo & Company	1,553,463
	Total Commercial Banks	4,136,060
	Commercial Services & Supplies – 0.5%
29,414	Covanta Holding Corporation, (2)	532,099
13,828	Deluxe Corporation	204,516
12,039	Pitney Bowes Inc.	274,008
27,054	R.R. Donnelley & Sons Company	602,493
	Total Commercial Services & Supplies	1,613,116
	Communications Equipment – 7.3%
353,015	Cisco Systems, Inc., (2)	8,451,179
21,578	Comverse Technology, Inc., (2)	203,912
16,764	Harris Corporation	797,128
6,820	Harris Stratex Networks, Inc., (2)	47,126
246,403	QUALCOMM, Inc.	11,398,603
70,797	Research In Motion Limited, (2)	4,781,629
	Total Communications Equipment	25,679,577
	Computers & Peripherals – 11.7%
156,690	Apple, Inc., (2)	33,039,657
48,281	EMC Corporation, (2)	843,469
62,009	Hewlett-Packard Company	3,194,084
26,127	International Business Machines Corporation (IBM)	3,420,024
41,328	Sun Microsystems Inc., (2)	387,243
	Total Computers & Peripherals	40,884,477
	Consumer Finance – 0.3%
19,600	American Express Company	794,192
23,560	SLM Corporation, (2)	265,521
	Total Consumer Finance	1,059,713
	Containers & Packaging – 0.2%
20,638	Packaging Corp. of America	474,880
5,624	Sonoco Products Company	164,502
	Total Containers & Packaging	639,382
	Distributors – 0.1%
6,714	Genuine Parts Company	254,863
	Diversified Consumer Services – 0.3%
7,119	ITT Educational Services, Inc., (2)	683,139
63,150	Service Corporation International	517,199
	Total Diversified Consumer Services	1,200,338

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Diversified Financial Services – 2.1%
130,976	Bank of America Corporation	$1,972,499
3,262	CME Group, Inc.	1,095,869
88,019	JPMorgan Chase & Co.	3,667,752
16,687	Moody's Corporation	447,212
	Total Diversified Financial Services	7,183,332
	Diversified Telecommunication Services – 1.8%
139,745	AT&T Inc.	3,917,052
28,334	Chunghwa Telecom Co., Ltd, Sponsored ADR	526,162
64,132	Frontier Communications Corporation	500,871
40,711	Verizon Communications Inc.	1,348,755
	Total Diversified Telecommunication Services	6,292,840
	Electric Utilities – 0.9%
66,063	Duke Energy Corporation	1,136,944
48,358	Great Plains Energy Incorporated	937,662
27,860	Pinnacle West Capital Corporation	1,019,119
	Total Electric Utilities	3,093,725
	Electrical Equipment – 1.2%
20,060	Cooper Industries PLC	855,358
31,682	Emerson Electric Company	1,349,653
11,238	Hubbell Incorporated, Class B	531,557
14,562	Rockwell Automation, Inc.	684,123
13,312	Roper Industries Inc.	697,149
311	SunPower Corporation, Class B, (2)	6,515
	Total Electrical Equipment	4,124,355
	Electronic Equipment & Instruments – 0.8%
18,994	Agilent Technologies, Inc., (2)	590,144
25,113	Amphenol Corporation, Class A	1,159,718
56,514	Corning Incorporated	1,091,285
	Total Electronic Equipment & Instruments	2,841,147
	Energy Equipment & Services – 1.4%
29,580	Cooper Cameron Corporation, (2)	1,236,444
11,464	Diamond Offshore Drilling, Inc.	1,128,287
52,485	Halliburton Company	1,579,274
33,117	Smith International, Inc.	899,789
	Total Energy Equipment & Services	4,843,794
	Food & Staples Retailing – 1.5%
46,728	CVS Caremark Corporation	1,505,109
24,085	Kroger Co.	494,465
23,034	SUPERVALU INC.	292,762
33,608	Walgreen Co.	1,234,086
30,118	Wal-Mart Stores, Inc.	1,609,807
	Total Food & Staples Retailing	5,136,229
	Food Products – 0.7%
19,903	Archer-Daniels-Midland Company	623,163
42,656	Kraft Foods Inc., Class A	1,159,390
64,568	Sara Lee Corporation	786,438
	Total Food Products	2,568,991

Nuveen Investments

Shares	Description (1)	Value
	Gas Utilities – 0.5%
24,969	Nicor Inc.	$1,051,195
26,900	Piedmont Natural Gas Company	719,575
	Total Gas Utilities	1,770,770
	Health Care Equipment & Supplies – 1.5%
35,925	Accuray, Inc., (2)	201,539
16,779	Baxter International, Inc.	984,592
58,519	Boston Scientific Corporation, (2)	526,671
9,327	CareFusion Corporation, (2)	233,268
37,662	ev3, Inc., (2)	502,411
12,334	Hill Rom Holdings Inc.	295,893
25,529	Medtronic, Inc.	1,122,765
17,705	Saint Jude Medical Inc., (2)	651,190
12,127	Zimmer Holdings, Inc., (2)	716,827
	Total Health Care Equipment & Supplies	5,235,156
	Health Care Providers & Services – 1.9%
13,759	Brookdale Senior Living Inc., (2)	250,276
18,655	Cardinal Health, Inc.	601,437
23,961	Lincare Holdings, (2)	889,432
22,698	Medco Health Solutions, Inc., (2)	1,450,629
10,900	Omnicare, Inc.	263,562
82,800	Tenet Healthcare Corporation, (2)	446,292
27,849	UnitedHealth Group Incorporated	848,838
20,106	Universal Health Services, Inc., Class B	613,233
19,990	Wellpoint Inc., (2)	1,165,217
	Total Health Care Providers & Services	6,528,916
	Hotels, Restaurants & Leisure – 2.3%
17,976	Carnival Corporation, (2)	569,659
27,099	International Game Technology	508,648
10,272	Interval Leisure Group Inc., (2)	128,092
15,241	McDonald's Corporation	951,648
151,583	Starbucks Corporation, (2)	3,495,504
34,342	Starwood Hotels & Resorts Worldwide, Inc.	1,255,887
19,573	Tim Hortons Inc.	597,172
84,855	Wendy's International, Inc.	397,970
	Total Hotels, Restaurants & Leisure	7,904,580
	Household Durables – 0.3%
15,279	KB Home	209,017
36,936	Newell Rubbermaid Inc.	554,409
4,844	Whirlpool Corporation	390,717
	Total Household Durables	1,154,143
	Household Products – 1.0%
55,904	Procter & Gamble Company	3,389,460
	Industrial Conglomerates – 1.1%
11,920	3M Co.	985,426
191,451	General Electric Company	2,896,654
	Total Industrial Conglomerates	3,882,080
	Insurance – 1.0%
16,791	AFLAC Incorporated	776,584
26,516	Fidelity National Financial Inc., Class A	356,905
26,440	Marsh & McLennan Companies, Inc.	583,795

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Insurance (continued)
13,767	Prudential Financial, Inc.	$685,046
20,523	Travelers Companies, Inc.	1,023,277
	Total Insurance	3,425,607
	Internet & Catalog Retail – 1.8%
43,303	Amazon.com, Inc., (2)	5,825,120
10,272	HSN, Inc., (2)	207,392
8,768	Ticketmaster Online-Citysearch, Inc., (2)	107,145
	Total Internet & Catalog Retail	6,139,657
	Internet Software & Services – 6.0%
41,279	Akamai Technologies, Inc., (2)	1,045,597
1,786	AOL Inc., (2)	41,578
150,284	eBay Inc., (2)	3,537,685
22,002	Google Inc., Class A, (2)	13,640,800
20,317	IAC/InterActiveCorp., (2)	416,092
43,598	United Online, Inc.	313,470
114,833	Yahoo! Inc., (2)	1,926,898
	Total Internet Software & Services	20,922,120
	IT Services – 2.2%
63,955	Automatic Data Processing, Inc.	2,738,553
23,982	Fidelity National Information Services	562,138
8,016	Global Payments Inc.	431,742
25,383	Infosys Technologies Limited, Sponsored ADR	1,402,918
9,286	Lender Processing Services Inc.	377,569
63,865	Paychex, Inc.	1,956,824
2,370	Visa Inc.	207,280
	Total IT Services	7,677,024
	Life Sciences Tools & Services – 0.6%
40,283	Life Technologies Corporation, (2)	2,103,981
	Machinery – 1.6%
27,468	Caterpillar Inc.	1,565,401
7,373	Danaher Corporation	554,450
18,505	Deere & Company	1,000,935
14,812	Eaton Corporation	942,339
26,873	Graco Inc.	767,762
15,335	SPX Corporation	838,825
	Total Machinery	5,669,712
	Media – 3.7%
19,588	CBS Corporation, Class B	275,211
187,991	Comcast Corporation, Special Class A	3,009,736
124,848	DIRECTV Group, Inc., (2)	4,163,681
2,869	Liberty Media Starz, (2)	132,404
89,100	News Corporation, Class A	1,219,779
51,500	News Corporation, Class B	819,880
22,763	Omnicom Group, Inc.	891,171
18,377	Regal Entertainment Group, Class A	265,364
4,206	Time Warner Cable, Class A, (2)	174,086
19,652	Time Warner Inc.	572,659
39,358	Walt Disney Company	1,269,296
	Total Media	12,793,267

Nuveen Investments

Shares	Description (1)	Value
	Metals & Mining – 0.8%
13,175	AngloGold Ashanti Limited, Sponsored ADR	$529,372
38,713	Companhia Siderurgica Nacional S.A., Sponsored ADR	1,236,106
34,953	Southern Copper Corporation	1,150,303
	Total Metals & Mining	2,915,781
	Multiline Retail – 1.3%
10,735	Family Dollar Stores, Inc.	298,755
26,043	Macy's Inc.	436,481
15,904	J.C. Penney Company, Inc.	423,205
12,477	Kohl's Corporation, (2)	672,885
19,969	Sears Holding Corporation, (2)	1,666,413
23,248	Target Corporation	1,124,506
	Total Multiline Retail	4,622,245
	Multi-Utilities – 0.5%
20,595	Integrys Energy Group, Inc.	864,784
24,659	OGE Energy Corp.	909,671
	Total Multi-Utilities	1,774,455
	Oil, Gas & Consumable Fuels – 4.6%
3,301	BP PLC, Sponsored ADR	191,359
58,928	Chevron Corporation	4,536,867
48,990	ConocoPhillips	2,501,919
32,307	Delta Petroleum Corporation, (2)	33,599
96,450	Exxon Mobil Corporation	6,576,926
3,531	Royal Dutch Shell PLC, Class A, Sponsored ADR	212,248
41,765	XTO Energy, Inc.	1,943,325
	Total Oil, Gas & Consumable Fuels	15,996,243
	Paper & Forest Products – 0.2%
22,531	International Paper Company	603,380
	Pharmaceuticals – 4.7%
35,398	Abbott Laboratories	1,911,138
11,443	Allergan, Inc.	721,023
59,127	Bristol-Myers Squibb Company	1,492,957
31,526	Eli Lilly and Company	1,125,793
23,799	Forest Laboratories, Inc., (2)	764,186
17,456	GlaxoSmithKline PLC, Sponsored ADR	737,516
48,196	Johnson & Johnson	3,104,304
87,565	Merck & Company Inc.	3,199,625
3,434	Novartis AG, Sponsored ADR	186,913
185,137	Pfizer Inc.	3,367,642
	Total Pharmaceuticals	16,611,097
	Professional Services – 0.6%
17,552	Manpower Inc.	957,988
21,853	Resources Connection, Inc., (2)	463,721
30,314	Robert Half International Inc.	810,293
	Total Professional Services	2,232,002
	Real Estate Investment Trust – 0.8%
18,413	Apartment Investment & Management Company, Class A	293,135
49,000	DCT Industrial Trust Inc.	245,980
693	Developers Diversified Realty Corporation	6,417
31,354	Nationwide Health Properties, Inc.	1,103,034

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)
41,126	Senior Housing Properties Trust	$899,426
28,958	U-Store-It Trust	211,973
	Total Real Estate Investment Trust	2,759,965
	Road & Rail – 0.5%
18,911	Burlington Northern Santa Fe Corporation	1,865,003
	Semiconductors & Equipment – 5.6%
58,540	Advanced Micro Devices, Inc., (2)	566,667
62,568	Altera Corporation	1,415,914
8,438	Analog Devices, Inc.	266,472
103,433	Applied Materials, Inc.	1,441,856
93,518	Atmel Corporation, (2)	431,118
56,328	Broadcom Corporation, Class A, (2)	1,771,516
1,213	Cymer, Inc., (2)	46,555
26,308	Cypress Semiconductor Corporation, (2)	277,812
28,948	Fairchild Semiconductor International Inc., Class A, (2)	289,191
17,789	Integrated Device Technology, Inc., (2)	115,095
323,233	Intel Corporation	6,593,953
3,510	Intersil Holding Corporation, Class A	53,843
51,703	Linear Technology Corporation	1,579,010
95,908	LSI Logic Corporation, (2)	576,407
15,600	MEMC Electronic Materials, (2)	212,472
32,890	National Semiconductor Corporation	505,190
5,618	Novellus Systems, Inc., (2)	131,124
90,484	NVIDIA Corporation, (2)	1,690,241
46,578	Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	532,852
23,367	Texas Instruments Incorporated	608,944
15,815	Varian Semiconductor Equipment Associate, (2)	567,442
	Total Semiconductors & Equipment	19,673,674
	Software – 9.6%
188,254	Activision Blizzard Inc., (2)	2,091,502
89,411	Adobe Systems Incorporated, (2)	3,288,537
47,345	Autodesk, Inc., (2)	1,203,036
86,697	CA Inc.	1,947,215
33,659	Cadence Design Systems, Inc., (2)	201,617
53,883	Electronic Arts Inc. (EA), (2)	956,423
13,847	McAfee Inc., (2)	561,773
487,044	Microsoft Corporation	14,849,972
337,167	Oracle Corporation	8,274,078
6,664	SAP AG, Sponsored ADR	311,942
	Total Software	33,686,095
	Specialty Retail – 1.8%
20,968	Best Buy Co., Inc.	827,397
25,619	Gap, Inc.	536,718
47,740	Home Depot, Inc.	1,381,118
37,574	Limited Brands, Inc.	722,924
39,717	Lowe's Companies, Inc.	928,981
18,535	TJX Companies, Inc.	677,454
36,106	Urban Outfitters, Inc., (2)	1,263,349
	Total Specialty Retail	6,337,941
	Textiles, Apparel & Luxury Goods – 0.2%
13,280	Coach, Inc.	485,118

Nuveen Investments

Shares	Description (1)	Value
	Thrifts & Mortgage Finance – 0.0%
2,762	Capitol Federal Financial	$86,893
1,712	Tree.com Inc., (2)	15,665
	Total Thrifts & Mortgage Finance	102,558
	Tobacco – 0.8%
44,792	Altria Group, Inc.	879,267
41,164	Philip Morris International	1,983,693
	Total Tobacco	2,862,960
	Wireless Telecommunication Services – 0.3%
20,311	China Mobile Hong Kong Limited, Sponsored ADR	943,040
11,357	Vodafone Group PLC, Sponsored ADR	262,233
	Total Wireless Telecommunication Services	1,205,273
	Total Common Stocks (cost $288,889,063)	354,811,565

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.1%
$10,916	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009, repurchase price $10,916,135, collateralized by $11,220,000 U.S. Treasury Notes, 3.250%, due 12/31/16, value $11,135,850	0.000%	1/04/10	$10,916,135
	Total Short-Term Investments (cost $10,916,135)			10,916,135
	Total Investments (cost $299,805,198) – 104.5%			365,727,700

Number of Contracts	Type	Notional Amount (3)	Expiration Date	Strike Price	Value
	Call Options Written – (4.5)% (4)
(570)	Mini-NDX 100 Index	$(9,975,000)	1/16/10	$175.0	$(696,825)
(570)	Mini-NDX 100 Index	(10,117,500)	1/16/10	177.5	(565,725)
(649)	Mini-NDX 100 Index	(11,682,000)	1/16/10	180.0	(498,108)
(516)	Mini-NDX 100 Index	(9,030,000)	2/20/10	175.0	(710,790)
(970)	Mini-NDX 100 Index	(17,217,500)	2/20/10	177.5	(1,137,325)
(687)	Mini-NDX 100 Index	(12,366,000)	2/20/10	180.0	(674,977)
(632)	Mini-NDX 100 Index	(11,376,000)	3/20/10	180.0	(722,060)
(100)	NASDAQ 100 Index	(17,500,000)	1/16/10	1,750.0	(1,224,500)
(87)	NASDAQ 100 Index	(15,442,500)	1/16/10	1,775.0	(862,605)
(62)	NASDAQ 100 Index	(11,160,000)	1/16/10	1,800.0	(476,780)
(62)	NASDAQ 100 Index	(10,850,000)	2/20/10	1,750.0	(854,670)
(97)	NASDAQ 100 Index	(17,217,500)	2/20/10	1,775.0	(1,140,720)
(53)	NASDAQ 100 Index	(9,540,000)	2/20/10	1,800.0	(521,785)
(43)	NASDAQ 100 Index	(7,740,000)	3/20/10	1,800.0	(492,135)
(201)	S&P 500 Index	(21,607,500)	1/16/10	1,075.0	(897,465)
(380)	S&P 500 Index	(41,800,000)	1/16/10	1,100.0	(936,700)
(196)	S&P 500 Index	(22,050,000)	1/16/10	1,125.0	(197,960)
(201)	S&P 500 Index	(21,607,500)	2/20/10	1,075.0	(1,126,605)
(169)	S&P 500 Index	(18,590,000)	2/20/10	1,100.0	(656,565)
(208)	S&P 500 Index	(23,400,000)	2/20/10	1,125.0	(510,640)
(202)	S&P 500 Index	(22,220,000)	3/20/10	1,100.0	(988,790)
(6,655)	Total Call Options Written (premiums received $13,581,441)	(342,489,000)			(15,893,730)
	Other Assets Less Liabilities – 0.0%				64,258
	Net Assets – 100%				$349,898,228

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (4)  The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

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Nuveen Equity Premium and Growth Fund

Portfolio of INVESTMENTS

  December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 100.2%
	Aerospace & Defense – 2.7%
29,568	Boeing Company	$1,600,516
6,100	Goodrich Corporation	391,925
33,500	Honeywell International Inc.	1,313,200
14,596	Raytheon Company	751,986
30,603	United Technologies Corporation	2,124,154
	Total Aerospace & Defense	6,181,781
	Air Freight & Logistics – 0.9%
36,398	United Parcel Service, Inc., Class B	2,088,153
	Airlines – 0.1%
13,335	Lan Airlines S.A., Sponsored ADR	222,294
	Auto Components – 0.1%
9,310	Cooper Tire & Rubber	186,666
	Automobiles – 0.4%
99,139	Ford Motor Company, (2)	991,390
	Beverages – 2.2%
47,604	Coca-Cola Company	2,713,428
37,091	PepsiCo, Inc.	2,255,133
	Total Beverages	4,968,561
	Biotechnology – 0.9%
14,225	Celgene Corporation, (2)	792,048
1,860	Cephalon, Inc., (2)	116,083
727	Facet Biotech Corporation, (2)	12,781
22,781	Gilead Sciences, Inc., (2)	985,962
10,546	PDL Biopahrma Inc.	72,346
	Total Biotechnology	1,979,220
	Capital Markets – 2.7%
54,291	Charles Schwab Corporation	1,021,757
24,811	Federated Investors Inc., Class B	682,303
15,129	Goldman Sachs Group, Inc.	2,554,380
49,201	Morgan Stanley	1,456,350
14,786	Waddell & Reed Financial, Inc., Class A	451,564
	Total Capital Markets	6,166,354
	Chemicals – 2.5%
46,539	Dow Chemical Company	1,285,873
46,695	E.I. Du Pont de Nemours and Company	1,572,221
7,335	Eastman Chemical Company	441,860
10,663	Monsanto Company	871,700
28,707	Olin Corporation	502,947

Nuveen Investments

Shares	Description (1)	Value
	Chemicals (continued)
10,861	PPG Industries, Inc.	$635,803
16,683	RPM International, Inc.	339,165
	Total Chemicals	5,649,569
	Commercial Banks – 2.6%
13,229	Comerica Incorporated	391,182
10,892	First Horizon National Corporation, (2)	145,948
8,730	FirstMerit Corporation	175,822
49,105	Huntington BancShares Inc.	179,233
33,673	Regions Financial Corporation	178,130
67,986	U.S. Bancorp	1,530,365
119,526	Wells Fargo & Company	3,226,007
	Total Commercial Banks	5,826,687
	Commercial Services & Supplies – 0.4%
13,362	Avery Dennison Corporation	487,579
14,872	Deluxe Corporation	219,957
12,600	Kimball International Inc., Class B	107,352
18,017	Standard Register Company	91,887
	Total Commercial Services & Supplies	906,775
	Communications Equipment – 2.9%
142,101	Cisco Systems, Inc., (2)	3,401,898
104,122	Motorola, Inc.	807,987
47,503	QUALCOMM, Inc.	2,197,489
950	Research In Motion Limited, (2)	64,163
	Total Communications Equipment	6,471,537
	Computers & Peripherals – 4.7%
20,703	Apple, Inc., (2)	4,365,435
45,123	Dell Inc., (2)	647,966
60,347	EMC Corporation, (2)	1,054,262
34,871	International Business Machines Corporation (IBM)	4,564,614
	Total Computers & Peripherals	10,632,277
	Consumer Finance – 0.4%
21,743	American Express Company	881,026
	Containers & Packaging – 0.2%
20,200	Packaging Corp. of America	464,802
	Distributors – 0.4%
21,250	Genuine Parts Company	806,650
	Diversified Consumer Services – 0.2%
4,377	Apollo Group, Inc., Class A, (2)	265,159
	Diversified Financial Services – 3.8%
160,276	Bank of America Corporation	2,413,757
114,696	Citigroup Inc.	379,644
2,592	CME Group, Inc.	870,782
4,467	Intercontinental Exchange, Inc., (2)	501,644
100,078	JPMorgan Chase & Co.	4,170,250
14,394	New York Stock Exchange Euronext	364,168
	Total Diversified Financial Services	8,700,245

Nuveen Investments

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Nuveen Equity Premium and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Diversified Telecommunication Services – 3.9%
4,000	Alaska Communications Systems Group Inc.	$31,920
176,121	AT&T Inc.	4,936,671
81,953	Frontier Communications Corporation	640,053
97,267	Verizon Communications Inc.	3,222,456
	Total Diversified Telecommunication Services	8,831,100
	Electric Utilities – 1.6%
77,700	Duke Energy Corporation	1,337,217
66,284	Great Plains Energy Incorporated	1,285,247
26,885	Progress Energy, Inc.	1,102,554
	Total Electric Utilities	3,725,018
	Electrical Equipment – 1.0%
9,653	Cooper Industries PLC	411,604
33,709	Emerson Electric Company	1,436,003
910	First Solar Inc., (2)	123,214
200	Hubbell Incorporated, Class B	9,460
7,017	Rockwell Automation, Inc.	329,659
	Total Electrical Equipment	2,309,940
	Electronic Equipment & Instruments – 0.4%
49,758	Corning Incorporated	960,827
	Energy Equipment & Services – 2.3%
12,700	Baker Hughes Incorporated	514,096
2,246	Carbo Ceramics Inc.	153,110
34,006	Halliburton Company	1,023,241
15,267	National-Oilwell Varco Inc., (2)	673,122
3,009	Noble Corporation	122,466
33,839	Schlumberger Limited	2,202,581
11,347	Smith International, Inc.	308,298
2,000	Tidewater Inc.	95,900
548	Transocean Inc., (2)	45,374
	Total Energy Equipment & Services	5,138,188
	Food & Staples Retailing – 2.2%
40,695	CVS Caremark Corporation	1,310,786
23,637	SUPERVALU INC.	300,426
59,864	Wal-Mart Stores, Inc.	3,199,731
6,512	Whole Foods Market, Inc., (2)	178,754
	Total Food & Staples Retailing	4,989,697
	Food Products – 1.1%
15,186	Archer-Daniels-Midland Company	475,474
34,000	ConAgra Foods, Inc.	783,700
48,088	Kraft Foods Inc., Class A	1,307,032
	Total Food Products	2,566,206
	Gas Utilities – 0.5%
18,129	Nicor Inc.	763,231
7,318	ONEOK, Inc.	326,163
	Total Gas Utilities	1,089,394

Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 0.7%
28,854	Boston Scientific Corporation, (2)	$259,686
4,168	Hologic Inc., (2)	60,436
29,845	Medtronic, Inc.	1,312,583
	Total Health Care Equipment & Supplies	1,632,705
	Health Care Providers & Services – 2.0%
14,603	Aetna Inc.	462,915
1,637	Brookdale Senior Living Inc.	29,777
9,087	Express Scripts, Inc., (2)	785,571
540	Henry Schein Inc., (2)	28,404
5,614	Humana Inc., (2)	246,398
2,280	Lincare Holdings, (2)	84,634
15,149	Medco Health Solutions, Inc., (2)	968,173
24,649	Tenet Healthcare Corporation, (2)	132,858
34,501	UnitedHealth Group Incorporated	1,051,590
13,342	Wellpoint Inc., (2)	777,705
	Total Health Care Providers & Services	4,568,025
	Hotels, Restaurants & Leisure – 1.1%
6,173	International Game Technology	115,867
32,031	McDonald's Corporation	2,000,016
4,557	Tim Hortons Inc.	139,034
43,350	Wendy's International, Inc.	203,312
	Total Hotels, Restaurants & Leisure	2,458,229
	Household Durables – 0.7%
9,283	Black & Decker Corporation	601,817
10,000	KB Home	136,800
3,450	Lennar Corporation, Class A	44,057
38,879	Newell Rubbermaid Inc.	583,574
2,527	Whirlpool Corporation	203,828
	Total Household Durables	1,570,076
	Household Products – 2.6%
7,688	Colgate-Palmolive Company	631,569
13,458	Kimberly-Clark Corporation	857,409
73,507	Procter & Gamble Company	4,456,729
	Total Household Products	5,945,707
	Industrial Conglomerates – 2.8%
18,610	3M Co.	1,538,489
316,320	General Electric Company	4,785,921
	Total Industrial Conglomerates	6,324,410
	Insurance – 2.1%
22,025	Arthur J. Gallagher & Co.	495,783
17,072	Fidelity National Financial Inc., Class A	229,789
34,793	Lincoln National Corporation	865,650
27,861	Marsh & McLennan Companies, Inc.	615,171
16,648	Mercury General Corporation	653,600
14,581	Prudential Financial, Inc.	725,551
16,400	Travelers Companies, Inc.	817,704
13,560	Unitrin, Inc.	298,998
	Total Insurance	4,702,246

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Internet & Catalog Retail – 0.6%
10,150	Amazon.com, Inc., (2)	$1,365,378
	Internet Software & Services – 2.4%
4,723	Akamai Technologies, Inc., (2)	119,634
29,263	eBay Inc., (2)	688,851
5,752	Google Inc., Class A, (2)	3,566,125
22,961	United Online, Inc.	165,090
10,377	VeriSign, Inc., (2)	251,538
40,985	Yahoo! Inc., (2)	687,728
	Total Internet Software & Services	5,478,966
	IT Services – 1.1%
35,833	Automatic Data Processing, Inc.	1,534,369
11,786	Cognizant Technology Solutions Corporation, Class A, (2)	533,906
11,474	Fidelity National Information Services	268,951
2,687	Lender Processing Services Inc.	109,253
640	Visa Inc.	55,974
	Total IT Services	2,502,453
	Leisure Equipment & Products – 0.6%
38,906	Eastman Kodak Company	164,183
36,716	Mattel, Inc.	733,586
8,000	Polaris Industries Inc.	349,040
	Total Leisure Equipment & Products	1,246,809
	Life Sciences Tools & Services – 0.1%
1,370	Covance, Inc., (2)	74,761
2,730	Life Technologies Corporation, (2)	142,588
	Total Life Sciences Tools & Services	217,349
	Machinery – 2.6%
9,670	Briggs & Stratton Corporation	180,926
27,600	Caterpillar Inc.	1,572,924
10,116	Cummins Inc.	463,920
19,204	Deere & Company	1,038,744
18,936	Illinois Tool Works, Inc.	908,739
7,101	Ingersoll-Rand PLC	253,790
5,500	Pentair, Inc.	177,650
12,000	Snap-on Incorporated	507,120
13,500	Stanley Works	695,385
	Total Machinery	5,799,198
	Media – 1.5%
102,034	Comcast Corporation, Class A	1,720,293
5,070	Lamar Advertising Company, (2)	157,626
30,710	New York Times, Class A, (2)	379,576
52,079	Regal Entertainment Group, Class A	752,021
45,144	Sirius XM Radio Inc., (2)	27,086
24,892	World Wrestling Entertainment Inc.	381,594
	Total Media	3,418,196
	Metals & Mining – 0.9%
2,385	Companhia Siderurgica Nacional S.A., Sponsored ADR	76,153
14,246	Freeport-McMoRan Copper & Gold, Inc.	1,143,811
523	ArcelorMittal, Sponsored ADR	23,927
11,632	Southern Copper Corporation	382,809
6,332	United States Steel Corporation	349,020
	Total Metals & Mining	1,975,720

Nuveen Investments

Shares	Description (1)	Value
	Multiline Retail – 0.7%
12,421	Nordstrom, Inc.	$466,781
23,038	Target Corporation	1,114,348
	Total Multiline Retail	1,581,129
	Multi-Utilities – 2.3%
42,310	Ameren Corporation	1,182,565
56,900	CenterPoint Energy, Inc.	825,619
16,562	Consolidated Edison, Inc.	752,412
30,928	Dominion Resources, Inc.	1,203,718
31,554	Integrys Energy Group, Inc.	1,324,952
	Total Multi-Utilities	5,289,266
	Oil, Gas & Consumable Fuels – 10.2%
16,861	Chesapeake Energy Corporation	436,363
56,886	Chevron Corporation	4,379,653
48,311	ConocoPhillips	2,467,243
11,087	CONSOL Energy Inc.	552,133
6,936	EOG Resources, Inc.	674,873
115,452	Exxon Mobil Corporation	7,872,667
9,247	Frontline Limited	252,628
8,381	Hess Corporation	507,051
22,790	Marathon Oil Corporation	711,504
24,500	Occidental Petroleum Corporation	1,993,075
14,441	Peabody Energy Corporation	652,878
24,031	Ship Financial International Limited	327,543
7,634	Southwestern Energy Company, (2)	367,959
23,943	StatoilHydro ASA, Sponsored ADR	596,420
21,254	Valero Energy Corporation	356,005
20,451	XTO Energy, Inc.	951,585
	Total Oil, Gas & Consumable Fuels	23,099,580
	Paper & Forest Products – 0.4%
19,923	Weyerhaeuser Company	859,478
	Personal Products – 0.3%
23,000	Avon Products, Inc.	724,500
	Pharmaceuticals – 8.5%
54,001	Abbott Laboratories	2,915,514
1,006	AstraZeneca PLC, Sponsored ADR	47,222
78,273	Bristol-Myers Squibb Company	1,976,393
35,400	Eli Lilly and Company	1,264,134
71,211	Johnson & Johnson	4,586,700
101,459	Merck & Company Inc.	3,707,312
243,805	Pfizer Inc.	4,434,813
8,687	Sanofi-Aventis, Sponsored ADR	341,138
	Total Pharmaceuticals	19,273,226
	Real Estate Investment Trust – 1.7%
35,857	Brandywine Realty Trust	408,770
10,519	CapLease Inc.	46,073
16,748	Hospitality Properties Trust	397,095
54,667	Lexington Corporate Properties Trust	332,375
42,376	Nationwide Health Properties, Inc.	1,490,788
50,200	Senior Housing Properties Trust	1,097,874
14,334	U-Store-It Trust	104,925
	Total Real Estate Investment Trust	3,877,900

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Semiconductors & Equipment – 2.7%
22,459	Analog Devices, Inc.	$709,255
35,573	Applied Materials, Inc.	495,888
154,408	Intel Corporation	3,149,923
3,100	MEMC Electronic Materials, (2)	42,222
20,804	Microchip Technology Incorporated	604,564
20,469	NVIDIA Corporation, (2)	382,361
30,804	Texas Instruments Incorporated	802,752
	Total Semiconductors & Equipment	6,186,965
	Software – 4.7%
17,693	Adobe Systems Incorporated, (2)	650,749
9,211	Autodesk, Inc., (2)	234,052
219,226	Microsoft Corporation	6,684,200
106,742	Oracle Corporation	2,619,449
5,607	Salesforce.com, Inc., (2)	413,628
	Total Software	10,602,078
	Specialty Retail – 2.6%
6,450	Abercrombie & Fitch Co., Class A	224,783
23,200	American Eagle Outfitters, Inc.	393,936
11,675	Best Buy Co., Inc.	460,696
18,656	Gap, Inc.	390,843
64,570	Home Depot, Inc.	1,868,010
33,172	Limited Brands, Inc.	638,229
43,280	Lowe's Companies, Inc.	1,012,319
7,793	Tiffany & Co.	335,099
14,600	TJX Companies, Inc.	533,630
	Total Specialty Retail	5,857,545
	Textiles, Apparel & Luxury Goods – 0.3%
10,646	VF Corporation	779,713
	Thrifts & Mortgage Finance – 0.4%
58,864	New York Community Bancorp, Inc.	854,117
	Tobacco – 1.9%
70,986	Altria Group, Inc.	1,393,455
45,473	Philip Morris International	2,191,344
12,200	Reynolds American Inc.	646,234
	Total Tobacco	4,231,033
	Trading Companies & Distributors – 0.2%
3,200	W.W. Grainger, Inc.	309,856
	Wireless Telecommunication Services – 0.4%
54,217	Sprint Nextel Corporation, (2)	198,434
27,100	Vodafone Group PLC, Sponsored ADR	625,739
	Total Wireless Telecommunication Services	824,173
	Total Common Stocks (cost $233,314,026)	226,555,542

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.2%
$4,967	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009, repurchase price $4,967,039, collateralized by $5,090,000 U.S. Treasury Notes, 1.000%, due 12/31/11, value $5,070,913	0.000%	1/04/10	$4,967,039
	Total Short-Term Investments (cost $4,967,039)			4,967,039
	Total Investments (cost $238,281,065) – 102.4%			231,522,581

Nuveen Investments

Number of Contracts	Type	Notional Amount (3)	Expiration Date	Strike Price	Value
	Call Options Written – (2.4)% (4)
(199)	S&P 500 Index	$(21,392,500)	1/16/10	$1,075	$(888,535)
(395)	S&P 500 Index	(43,450,000)	1/16/10	1,100	(973,675)
(213)	S&P 500 Index	(23,962,500)	1/16/10	1,125	(215,130)
(204)	S&P 500 Index	(21,930,000)	2/20/10	1,075	(1,143,420)
(179)	S&P 500 Index	(19,690,000)	2/20/10	1,100	(695,415)
(229)	S&P 500 Index	(25,762,500)	2/20/10	1,125	(562,195)
(199)	S&P 500 Index	(21,890,000)	3/20/10	1,100	(974,105)
(1,618)	Total Call Options Written (premiums received $6,419,805)	(178,077,500)			(5,452,475)
	Other Assets Less Liabilities – 0.0%				117,055
	Net Assets – 100%				$226,187,161

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (4)  The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2009

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Assets
Investments, at value (cost $489,050,294, $810,504,054, $299,805,198 and $238,281,065, respectively)	$516,574,753	$910,892,936	$365,727,700	$231,522,581
Cash	260,190	—	—	—
Cash in other banks	111,001	—	—	—
Cash denominated in foreign currencies (cost $0, $2,748, $0 and $0, respectively)	—	2,809	—	—
Receivables:
Dividends and interest	823,351	1,124,018	322,344	344,197
Investments sold	—	—	60,000	—
Reclaims	7,052	1,222	560	3,341
Other assets	32,794	50,004	20,112	12,225
Total assets	517,809,141	912,070,989	366,130,716	231,882,344
Liabilities
Call options written, at value (premiums received $17,520,638, $32,461,956, $13,581,441 and $6,419,805, respectively)	14,865,805	33,023,863	15,893,730	5,452,475
Accrued expenses:
Management fees	286,445	433,145	205,268	167,187
Other	168,788	292,522	133,490	75,521
Total liabilities	15,321,038	33,749,530	16,232,488	5,695,183
Net assets	$502,488,103	$878,321,459	$349,898,228	$226,187,161
Shares outstanding	38,417,887	66,058,537	25,846,491	16,311,642
Net asset value per share outstanding	$13.08	$13.30	$13.54	$13.87
Net assets consist of:
Shares, $.01 par value per share	$384,179	$660,585	$258,465	$163,116
Paid-in surplus	557,116,354	909,269,029	344,003,814	269,464,009
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss) from investments, foreign currency and call options written	(85,191,722)	(131,435,191)	(57,974,264)	(37,648,810)
Net unrealized appreciation (depreciation) of investments, foreign currency and call options written	30,179,292	99,827,036	63,610,213	(5,791,154)
Net assets	$502,488,103	$878,321,459	$349,898,228	$226,187,161

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2009

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Investment Income
Dividends (net of foreign tax withheld of $10,057, $44,371, $28,940 and $11,273, respectively)	$13,876,058	$19,463,539	$6,047,739	$6,263,154
Interest	14,926	27,944	10,566	5,784
Total investment income	13,890,984	19,491,483	6,058,305	6,268,938
Expenses
Management fees	4,264,407	7,414,307	2,967,842	1,842,582
Shareholders' servicing agent fees and expenses	1,150	1,721	494	315
Custodian's fees and expenses	93,724	156,168	80,500	50,112
Trustees' fees and expenses	15,139	26,523	10,473	6,678
Professional fees	52,217	72,754	41,301	29,914
Shareholders' reports — printing and mailing expenses	119,794	182,697	72,600	57,645
Stock exchange listing fees	13,223	22,754	9,219	9,219
Investor relations expense	110,747	140,776	53,863	34,667
Other expenses	54,903	174,354	116,512	41,713
Total expenses before custodian fee credit and expense reimbursement	4,725,304	8,192,054	3,352,804	2,072,845
Custodian fee credit	(125)	(214)	(67)	(41)
Expense reimbursement	(1,361,426)	(2,511,949)	(662,802)	—
Net expenses	3,363,753	5,679,891	2,689,935	2,072,804
Net investment income	10,527,231	13,811,592	3,368,370	4,196,134
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(26,294,038)	(15,571,630)	(8,114,092)	(16,690,491)
Call options written	(54,214,352)	(103,740,435)	(44,195,720)	(19,341,719)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	133,449,670	245,680,015	118,229,072	61,613,159
Call options written	(1,821,561)	(11,923,845)	(7,769,794)	(524,178)
Net realized and unrealized gain (loss)	51,119,719	114,444,105	58,149,466	25,056,771
Net increase (decrease) in net assets from operations	$61,646,950	$128,255,697	$61,517,836	$29,252,905

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Operations
Net investment income	$10,527,231	$14,903,399	$13,811,592	$19,861,308
Net realized gain (loss) from:
Investments and foreign currency	(26,294,038)	(1,456,797)	(15,571,630)	(19,195,055)
Call options written	(54,214,352)	105,051,099	(103,740,435)	177,079,782
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	133,449,670	(272,201,460)	245,680,015	(464,376,500)
Call options written	(1,821,561)	(2,097,986)	(11,923,845)	(1,747,207)
Net increase (decrease) in net assets from operations	61,646,950	(155,801,745)	128,255,697	(288,377,672)
Distributions to Shareholders
From net investment income	(10,853,786)	(15,175,060)	(14,591,730)	(40,991,628)
From accumulated net realized gains	(9,162,194)	(43,974,543)	—	(64,641,062)
Tax return of capital	(29,564,460)	—	(74,229,886)	—
Decrease in net assets from distributions to shareholders	(49,580,440)	(59,149,603)	(88,821,616)	(105,632,690)
Capital Share Transactions
Shares repurchased	(1,284,611)	(1,275,804)	(2,691,146)	(1,938,029)
Net increase (decrease) in net assets from capital share transactions	(1,284,611)	(1,275,804)	(2,691,146)	(1,938,029)
Net increase (decrease) in net assets	10,781,899	(216,227,152)	36,742,935	(395,948,391)
Net assets at the beginning of year	491,706,204	707,933,356	841,578,524	1,237,526,915
Net assets at the end of year	$502,488,103	$491,706,204	$878,321,459	$841,578,524
Undistributed (Over-distribution of) net investment income at the end of year	$—	$—	$—	$(2,311)

Nuveen Investments

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Operations
Net investment income	$3,368,370	$4,547,250	$4,196,134	$5,923,521
Net realized gain (loss) from:
Investments and foreign currency	(8,114,092)	12,318,905	(16,690,491)	(1,308,979)
Call options written	(44,195,720)	67,110,542	(19,341,719)	37,807,215
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	118,229,072	(201,403,897)	61,613,159	(118,850,499)
Call options written	(7,769,794)	(422,652)	(524,178)	(906,295)
Net increase (decrease) in net assets from operations	61,517,836	(117,849,852)	29,252,905	(77,335,037)
Distributions to Shareholders
From net investment income	(3,588,580)	(23,919,169)	(4,357,101)	(6,573,928)
From accumulated net realized gains	—	(17,979,679)	(3,431,689)	(17,961,421)
Tax return of capital	(30,654,318)	—	(10,487,585)	—
Decrease in net assets from distributions to shareholders	(34,242,898)	(41,898,848)	(18,276,375)	(24,535,349)
Capital Share Transactions
Shares repurchased	(1,347,945)	(1,278,064)	(832,957)	(1,386,261)
Net increase (decrease) in net assets from capital share transactions	(1,347,945)	(1,278,064)	(832,957)	(1,386,261)
Net increase (decrease) in net assets	25,926,993	(161,026,764)	10,143,573	(103,256,647)
Net assets at the beginning of year	323,971,235	484,997,999	216,043,588	319,300,235
Net assets at the end of year	$349,898,228	$323,971,235	$226,187,161	$216,043,588
Undistributed (Over-distribution of) net investment income at the end of year	$—	$(765)	$—	$(20)

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding New York Stock Exchange (NYSE) symbols are Nuveen Equity Premium Income Fund (JPZ), Nuveen Equity Premium Opportunity Fund (JSN), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Equity Premium Income's (JPZ) investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the Standard & Poor's (S&P) 500 Stock Index. The Fund also uses an index option strategy of selling index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Opportunity's (JSN) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 75% / 25% combination of the S&P 500 Stock Index and the NASDAQ-100 Stock Index, respectively. The Fund also uses an index option strategy of selling S&P 500 and NASDAQ index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Advantage's (JLA) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 50% / 50% combination of the S&P 500 Stock Index and the NASDAQ-100 Stock Index, respectively. The Fund also uses an index option strategy of selling S&P 500 and NASDAQ index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium and Growth's (JPG) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500 Stock Index. The Fund also uses an index option strategy of selling index call options covering approximately 80% of the value of the Fund's equity portfolio in seeking to moderate the volatility of returns relative to an all equity portfolio.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund's NAV, the security would be

Nuveen Investments

valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 Eastern Time (ET), which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Fund's Board of Trustees, or its designee, will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Funds make quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

spot (i.e. cash) at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, other assets and liabilities are translated into U.S. dollars at 4:00 p.m. E.T. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of "Net realized gain (loss) from investments and foreign currency" and "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable.

Options Transactions

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and are authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage this and other possible risks. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. The changes in value of options written during the fiscal period are recognized as "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When a written call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on the closing purchase transaction, including commission, is recognized as "Net realized gain (loss) from call options written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The Funds did not purchase call or put options during the fiscal year ended December 31, 2009. The average notional amount of call options written during the fiscal year ended December 31, 2009, was as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Average notional amount of call options written	$(463,229,500)	$(808,979,250)	$(320,571,850)	$(165,521,500)

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2009:

Equity Premium Income (JPZ)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$494,796,039	$—	$—	$494,796,039
Short-Term Investments	21,778,714	—	—	21,778,714
Call Options Written	(14,865,805)	—	—	(14,865,805)
Total	$501,708,948	$—	$—	$501,708,948
Equity Premium Opportunity (JSN)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$878,355,455	$—	$—	$878,355,455
Short-Term Investments	32,537,481	—	—	32,537,481
Call Options Written	(33,023,863)	—	—	(33,023,863)
Total	$877,869,073	$—	$—	$877,869,073

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Equity Premium Advantage (JLA)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$354,811,565	$—	$—	$354,811,565
Short-Term Investments	10,916,135	—	—	10,916,135
Call Options Written	(15,893,730)	—	—	(15,893,730)
Total	$349,833,970	$—	$—	$349,833,970
Equity Premium and Growth (JPG)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$226,555,542	$—	$—	$226,555,542
Short-Term Investments	4,967,039	—	—	4,967,039
Call Options Written	(5,452,475)	—	—	(5,452,475)
Total	$226,070,106	$—	$—	$226,070,106

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Equity Premium Income (JPZ)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$14,865,805

Equity Premium Opportunity (JSN)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$33,023,863

Equity Premium Advantage (JLA)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$15,893,730

Nuveen Investments

Equity Premium and Growth (JPG)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$5,452,475

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Risk Exposure
Equity Price	$(54,214,352)	$(103,740,435)	$(44,195,720)	$(19,341,719)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Risk Exposure
Equity Price	$(1,821,561)	$(11,923,845)	$(7,769,794)	$(524,178)

4. Fund Shares

Transactions in shares were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Shares repurchased	(136,900)	(127,300)	(285,200)	(194,100)
Weighted average:
Price per share repurchased	$9.36	$10.00	$9.42	$9.96
Discount per share repurchased	18.71%	20.21%	19.14%	20.72%
	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Shares repurchased	(141,550)	(126,500)	(90,400)	(134,300)
Weighted average:
Price per share repurchased	$9.50	$10.08	$9.19	$10.30
Discount per share repurchased	20.16%	20.81%	20.34%	22.85%

5. Investment Transactions

Purchases and sales (excluding call options written and short-term investments) during the fiscal year ended December 31, 2009, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Purchases	$42,721,629	$35,453,396	$35,473,235	$12,359,604
Sales	130,440,212	192,550,791	97,645,120	37,670,908

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Transactions in call options written during the fiscal year ended December 31, 2009, were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of year	5,217	$23,243,839	15,201	$40,820,889
Options written	39,678	164,941,077	101,576	286,588,805
Options terminated in closing purchase transactions	(38,472)	(161,337,133)	(99,496)	(279,475,768)
Options expired	(2,006)	(9,327,145)	(5,119)	(15,471,970)
Outstanding, end of year	4,417	$17,520,638	12,162	$32,461,956
	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of year	7,476	$15,373,901	1,861	$8,176,023
Options written	52,446	113,014,734	14,011	58,291,066
Options terminated in closing purchase transactions	(50,546)	(109,279,849)	(13,550)	(56,727,344)
Options expired	(2,721)	(5,527,345)	(704)	(3,319,940)
Outstanding, end of year	6,655	$13,581,441	1,618	$6,419,805

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2009, the cost of investments (excluding call options written) was as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Cost of Investments	$488,972,693	$810,707,553	$299,788,040	$238,268,842

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at December 31, 2009, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Gross unrealized:
Appreciation	$98,308,685	$189,874,929	$87,645,513	$28,935,330
Depreciation	(70,706,625)	(89,689,546)	(21,705,853)	(35,681,591)
Net unrealized appreciation (depreciation) of investments	$27,602,060	$100,185,383	$65,939,660	$(6,746,261)

Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Funds' tax year end, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Undistributed net ordinary income *	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended December 31, 2009 and December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income *	$10,853,786	$14,591,730	$3,588,580	$4,357,101
Distributions from net long-term capital gains**	9,162,194	—	—	3,431,689
Tax return of capital	29,564,460	74,229,886	30,654,318	10,487,585
2008	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income *	$15,175,060	$40,991,628	$23,919,169	$6,573,928
Distributions from net long-term capital gains	43,974,543	64,641,062	17,979,679	17,961,421
Tax return of capital	—	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**  The Fund hereby designates this amount paid during the fiscal year ended December 31, 2009, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At December 31, 2009, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Expiration: December 31, 2017	$75,442,946	$104,952,898	$46,480,475	$33,170,912

The Funds elected to defer net realized losses from investments incurred from November 1, 2009 through December 31, 2009, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Post-October capital losses	$7,093,919	$26,780,603	$13,805,314	$3,489,238

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Equity Premium Income (JPZ) Equity Premium Opportunity (JSN) Equity Premium Advantage (JLA) Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000
Average Daily Managed Assets*	Equity Premium and Growth (JPG) Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For Managed Assets over $2 billion	.5800

The annual complex-level fee for each Fund, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets includes assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into a Sub-Advisory Agreement with Gateway Investment Advisers, LLC ("Gateway"), under which Gateway manages the investment portfolio of the Fund. Gateway is compensated for its services to the Fund from the management fee paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred

Nuveen Investments

compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Equity Premium Income's (JPZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending October 31,			Year Ending October 31,
2004	*	.30%	2009	.30%
2005		.30	2010	.22
2006		.30	2011	.14
2007		.30	2012	.07
2008		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Income (JPZ) for any portion of its fees and expenses beyond October 31, 2012.

For the first eight years of Equity Premium Opportunity's (JSN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,			Year Ending January 31,
2005	*	.30%	2010	.30%
2006		.30	2011	.22
2007		.30	2012	.14
2008		.30	2013	.07
2009		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Opportunity (JSN) for any portion of its fees and expenses beyond January 31, 2013.

For the first six years of Equity Premium Advantage's (JLA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending May 31,			Year Ending May 31,
2005	*	.20%	2009	.20%
2006		.20	2010	.20
2007		.20	2011	.10
2008		.20

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Advantage (JLA) for any portion of its fees and expenses beyond May 31, 2011.

8. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Tax Return of Capital	Total	Offering Costs		Ending Net Asset Value
Equity Premium Income (JPZ)
Year Ended 12/31:
2009	$12.75	$.27	$1.35	$1.62	$(.28)	$(.24)	$(.77)	$(1.29)	$—		$13.08
2008	18.30	.39	(4.41)	(4.02)	(.39)	(1.14)	—	(1.53)	—		12.75
2007	18.59	.44	.98	1.42	(.54)	—	(1.17)	(1.71)	—		18.30
2006	18.48	.43	1.39	1.82	(.43)	—	(1.28)	(1.71)	—	***	18.59
2005	19.28	.42	.48	.90	(.40)	—	(1.30)	(1.70)	—	***	18.48
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2009	12.69	.21	1.74	1.95	(.22)	—	(1.12)	(1.34)	—		13.30
2008	18.60	.30	(4.62)	(4.32)	(.62)	(.97)	—	(1.59)	—		12.69
2007	18.36	.36	1.66	2.02	(.35)	—	(1.43)	(1.78)	—		18.60
2006	18.66	.32	1.16	1.48	(.32)	—	(1.46)	(1.78)	—	***	18.36
2005 (b)	19.10	.30	.78	1.08	(.30)	(.15)	(1.05)	(1.50)	(.02)		18.66
Equity Premium Advantage (JLA)
Year Ended 12/31:
2009	12.47	.13	2.26	2.39	(.14)	—	(1.18)	(1.32)	—		13.54
2008	18.57	.17	(4.66)	(4.49)	(.92)	(.69)	—	(1.61)	—		12.47
2007	18.35	.22	1.82	2.04	(.21)	—	(1.61)	(1.82)	—		18.57
2006	18.84	.20	1.13	1.33	(.20)	—	(1.62)	(1.82)	—	***	18.35
2005 (c)	19.10	.10	.60	.70	(.10)	(.13)	(.69)	(.92)	(.04)		18.84
Equity Premium and Growth (JPG)
Year Ended 12/31:
2009	13.17	.26	1.56	1.82	(.27)	(.21)	(.64)	(1.12)	—		13.87
2008	19.31	.36	(5.01)	(4.65)	(.40)	(1.09)	—	(1.49)	—		13.17
2007	19.60	.68	.65	1.33	(.79)	—	(.83)	(1.62)	—	***	19.31
2006	19.04	.46	1.72	2.18	(.49)	(.14)	(.99)	(1.62)	—		19.60
2005 (d)	19.10	.04	(.06)	(.02)	—	—	—	—	(.04)		19.04

Nuveen Investments

					Ratios/Supplemental Data
			Total Returns			Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement**
		Ending Market Value	Based on Market Value*	Based on Net Asset Value*	Ending Net Assets (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate
Equity Premium Income (JPZ)
Year Ended 12/31:
2009		$13.00	35.46%	13.74%	$502,488	.99%		1.93%		.71%		2.21%		9%
2008		10.74	(26.73)	(23.27)	491,706	.97		2.08		.67		2.39		6
2007		16.41	(6.07)	7.80	707,933	.95		2.05		.65		2.35		7
2006		19.22	21.30	10.22	715,680	.96		1.99		.66		2.30		23
2005		17.38	(6.12)	4.88	708,049	.96		1.93		.66		2.24		29
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2009		$13.20	38.49	16.39	878,321	.98		1.35		.68		1.65		4
2008		10.68	(26.64)	(24.65)	841,579	.96		1.52		.66		1.82		8
2007		16.34	(3.03)	11.35	1,237,527	.94		1.62		.64		1.93		4
2006		18.62	17.86	8.28	1,214,721	.95		1.41		.66		1.71		8
2005	(b)	17.39	(5.90)	5.65	1,225,535	.95	****	1.40	****	.65	****	1.70	****	16
Equity Premium Advantage (JLA)
Year Ended 12/31:
2009		$13.07	41.37	20.21	349,898	1.01		.82		.81		1.02		10
2008		10.34	(29.22)	(25.63)	323,971	.99		.88		.79		1.08		12
2007		16.45	(5.15)	11.50	484,998	.98		.99		.78		1.19		3
2006		19.20	20.52	7.35	474,781	.99		.85		.79		1.05		26
2005	(c)	17.56	(7.87)	3.43	482,979	1.01	****	.71	****	.81	****	.90	****	9
Equity Premium and Growth (JPG)
Year Ended 12/31:
2009		$13.09	33.63	14.77	226,187	.98		1.99		.98		1.99		6
2008		10.77	(30.09)	(25.38)	216,044	.96		2.13		.96		2.13		12
2007		17.13	(3.55)	6.86	319,300	.95		3.40		.95		3.40		26
2006		19.38	22.68	11.90	323,569	.96		2.34		.96		2.34		37
2005	(d)	17.25	(13.75)	(.31)	314,202	1.11	****	2.08	****	1.11	****	2.08	****	—

*  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**  After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***  Rounds to less than $.01 per share.

****  Annualized.

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  For the period January 26, 2005 (commencement of operations) through December 31, 2005.

(c)  For the period May 25, 2005 (commencement of operations) through December 31, 2005.

(d)  For the period November 22, 2005 (commencement of operations) through December 31, 2005.

See accompanying notes to financial statements.

Nuveen Investments

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1997 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	199

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997- 2007), Credit Research Center at Georgetown University.	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199

■ WILLIAM J. SCHNEIDER

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199

■ CAROLE E. STONE

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

■ TERENCE J. TOTH

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	199

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002); and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chartered Financial Analyst.	199

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	123

■ MARK J.P. ANSON

6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	123

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ NIZIDA ARRIAGA

6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

■ MICHAEL T. ATKINSON

2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	199

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC, formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc,; formerly. Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	199

■ WILLIAM T. HUFFMAN

5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	134

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ DAVID J. LAMB

3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ InvestmentManagement Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

■ JOHN V. MILLER

4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

■ GREGORY MINO

1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ CHRISTOPHER M. ROHRBACHER

8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

■ JAMES F. RUANE

7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

■ MARK L. WINGET

12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management ("NAM") and each Fund and the sub-advisory agreements between NAM and Gateway Investment Advisers, LLC (the "Sub-Adviser"). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an "Investment Management Agreement") and sub-advisory agreements (each a "Sub-advisory Agreement," and each Investment Management Agreement and Sub-advisory Agreement, an "Advisory Agreement"), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a "Fund Adviser"), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent

Nuveen Investments

Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

The Independent Board Members also considered NAM's oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser's organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements

Nuveen Investments

and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one- and three-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm's-length negotiations.

Nuveen Investments

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. The Independent Board Members also considered the Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Board considered that while the Sub-Adviser may select brokers that provide it with research services, it is the Sub-Adviser's current practice not to receive soft dollar credits in connection with trades executed for the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Equity Premium Income (JPZ), Equity Premium Opportunity (JSN), Equity Premium Advantage (JLA) and Equity Premium and Growth (JPG) hereby designate 100.00%, 100.00%, 100.00%, and 100.00%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00%, 100.00%, 100.00%, and 100.00%, respectively, as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Shares Repurchased
JPZ	136,900
JSN	285,200
JLA	141,550
JPG	90,400

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

•  Share prices

•  Fund details

•  Daily financial news

•  Investor education

•  Interactive planning tools

EAN-D-1209D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Equity Premium Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund
December 31, 2009	$28,937	$0	$1,850	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2008	$30,715	$0	$3,750	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2009	$1,850	$0	$0	$1,850
December 31, 2008	$3,750	$0	$0	$3,750

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, LLC (formerly known as Gateway Investment Advisers, L.P.) (“Gateway” or the “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

The SEC has issued regulations with respect to proxy voting for all registered investment advisers and their clients. To meet these requirements on a client’s behalf, Gateway has adopted policies as described below.

Gateway recognizes that voting rights are financial assets of a client’s account and that they must be managed accordingly, with voting decisions made in the client’s best interests. To that end and because of increasing complexity in administering policies in this area, Gateway has contracted with Institutional Shareholder Services, an affiliate of RiskMetrics Group (“ISS”), a nationally recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendation on each ballot issue. ISS has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interest of investors. Effective July 1, 2003, Gateway incorporated these guidelines into its proxy voting policies and procedures and has instructed ISS to vote accordingly. Gateway’s policies and procedures now reflect ISS’s voting guidelines with regard to particular types of issues that my come before shareholder meetings, and also address the rare circumstances in which ISS’ voting recommendations may not be followed. The procedures also describe how any conflicts of interest would be handled.

The regulations were implemented to improve corporate governance and the functioning of the free market. We support these objectives and have adopted the policies and procedures as described above to effectively represent each client’s interests.

A client may obtain Gateway’s full proxy voting policy upon request. For clients for whom Gateway votes proxies, a voting record for an account’s respective votes can be obtained by calling or writing Gateway.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, LLC (formerly known as Gateway Investment Advisers, L.P.) (“Gateway”, or the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8 (a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

J. Patrick Rogers and Michael T. Buckius- J. Patrick Rogers, CFA, and Michael T. Buckius, CFA are responsible for investing the Managed Assets of the Nuveen Equity Premium Income and Nuveen Equity Premium and Growth Funds.  Mr. Rogers is Gateway’s Chief Executive Officer.  He joined Gateway in 1989 and has been the President and a member of the Board of Directors of Gateway since 1995.  Mr. Rogers and Mr. Buckius also serve as co-portfolio managers of Gateway’s flagship open-end fund, the Gateway Fund.  Mr. Buckius is a Senior Vice President and Portfolio Manager at Gateway, having joined the firm as Vice President and Portfolio Manager in 1999, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

As of December 31, 2009, Mr. Rogers and Mr. Buckius were responsible for day-to-day management of 1 registered investment company account (excluding the Funds) having assets of approximately $4.7 billion.  Mr. Rogers was responsible for day-to-day management of 2 other pooled investment vehicles having assets of approximately $86 million, while Mr. Buckius was responsible for day-to-day management of 3 other pooled investment vehicles having assets of approximately $108 million.  Mr. Rogers was responsible for day-to-day management of 38 other accounts having assets of approximately $458 million in the aggregate, and Mr. Buckius was responsible for day-to-day management of 16 other accounts having assets of approximately $108 million in the aggregate.  Neither Mr. Rogers nor Mr. Buckius managed any accounts having a performance based investment advisory fee.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Funds, including other investment companies and separately managed accounts.  Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.  These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming one or more of the Funds.  A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but one or more of the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by one or more of the Funds.  However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors.  In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8 (a)(3).  FUND MANAGER COMPENSATION

Messrs. Rogers and Buckius are compensated for their services by Gateway.  Their compensation consists of a fixed salary, incentive compensation related to the financial performance of Gateway (but not based on the investment performance of any of the Funds or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.  The incentive compensation component is anticipated to be larger than the base salary component.  Mr. Rogers’ employment agreement has an initial term ending December 31, 2012 and Mr. Buckius’ employment agreement has an initial term ending December 31, 2011.  Each of the employment agreements provides for automatic renewals for successive one-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients.  For Mr. Rogers, those undertakings will expire the later of eight years from the date of the sale of assets of Gateway’s predecessor to Gateway (the “Gateway Transaction”) or three years from the termination of Mr. Rogers’ employment.  For Mr. Buckius, the non-competition and non solicitation undertakings will expire the later of three years from the date of the Gateway Transaction, one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement.  The profit sharing plan, applicable to Messrs. Rogers and Buckius, provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which will be determined based on profitability of Gateway.

Item 8 (a)(4).  OWNERSHIP OF JPZ SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
J. Patrick Rogers	$0
Michael T. Buckius	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2009	0		0	3,742,700

FEBRUARY 1-28, 2009	50,900	$9.34	50,900	3,691,800

MARCH 1-31, 2009	39,000	$8.24	39,000	3,652,800

APRIL 1-30, 2009	0		0	3,652,800

MAY 1-31, 2009	27,700	$10.22	27,700	3,625,100

JUNE 1-30, 2009	19,300	$10.47	19,300	3,605,800

JULY 1-31, 2009	0		0	3,605,800

AUGUST 1-31, 2009	0		0	3,605,800

SEPTEMBER 1-30, 2009	0		0	3,605,800

OCTOBER 1-31, 2009	0		0	3,840,000

NOVEMBER 1-30, 2009	0		0	3,840,000

DECEMBER 1-31, 2009	0		0	3,840,000

TOTAL	136,900

* The registrant’s repurchase program, which authorized the repurchase of 3,870,000 shares, was announced August 7, 2008.  On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 3,840,000 shares.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Equity Premium Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 10, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 10, 2010